Exhibit (g)(1)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]


                  [GENERALI USA Life Reassurance Company LOGO]





                        AUTOMATIC YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                         AMERITAS LIFE INSURANCE CORP.
                               Lincoln, Nebraska

                                      and


                     GENERALI USA LIFE REASSURANCE COMPANY
                             Kansas City, Missouri





                             [GENERALI GROUP LOGO]

TABLE OF CONTENTS



     Article I. Automatic Reinsurance..........................................3
     Article II. Facultative Reinsurance.......................................4
     Article III. Ceding Company Conditional or Temporary Coverage.............5
     Article IV. Commencement of Liability.....................................6
     Article V. Premium........................................................6
     Article VI. Administration................................................8
     Article VII. Increase in Retention & Recapture............................8
     Article VIII. Reductions, Terminations , Increases & Reinstatements.......9
     Article IX. Conversions, Exchanges & Replacements........................11
     Article X. Claims........................................................12
     Article XI. Administrative Errors........................................14
     Article XII. DAC Tax.....................................................15
     Article XIII. Dispute Resolution & Arbitration...........................15
     Article XIV. Confidentiality.............................................17
     Article XV. Insolvency...................................................18
     Article XVI. General Reinsurance Provisions..............................19
     Article XVII. Duration of Agreement......................................20
     Article XVIII. General Provisions........................................20


Schedule A.  Treaty Specifications
Schedule B.  Benefit and Rider Information

Exhibit I.  Retention
Exhibit IA.  Underwriting Guidelines
Exhibit II.  Reinsurance Premiums
Exhibit IIA.  Rider and Miscellaneous Premiums and Allowances
Exhibit IIB.  Percentages of Premium
Exhibit III.   Reporting Layout
Exhibit IV.  Guaranteed Insurability Rider Premium Table

Treaty Reference #: 200812.4           2

This automatic yearly renewable term reinsurance agreement (the "Agreement") is an indemnity reinsurance agreement for mortality risk only between Ameritas Life Insurance Corp. ("the Ceding Company"; NAIC #61301, EIN: 47-0098400) and Generali USA Life Reassurance Company ("Generali USA"; NAIC #: 97071, EIN 13-3126819). The Agreement shall become effective on the date the last required signature is affixed (the "Effective Date").


                        Article I. Automatic Reinsurance

A. Reinsured Policies. Beginning on December 1, 2008 (the "Coverage Commencement Date") and continuing until this Agreement is terminated, the Ceding Company will automatically cede to the Generali USA and Generali USA will reinsure: (i) the specified portion of the life insurance risk as set forth on Schedule A entitled "Basis of Risk"; (ii) arising under the insurance policies, riders and supplementary benefits listed in Schedule A (the "Underlying Policies"), (iii) up to the "Automatic Binding Limits" shown in Schedule A and (iv) that meet all parameters of the attached Schedules and Exhibits, as well as the following conditions and limitations, such policies meeting all of these requirements being the "Reinsured Policies".

     1. The insured, at the time of the application, must be a permanent resident of the United States, its territories, or Canada.

     2. The Ceding Company must keep that portion of an Underlying Policy's risk specified in Retention Schedule (Exhibit I) for each life. Further, the Ceding Company must continue to retain risk on such insured life until its "full" amount of "Retention" on the applicant life has been retained.

     3. The individual risk must be underwritten by the Ceding Company according to its standard underwriting practices and guidelines that are in effect on the Effective Date of the Agreement (the "Underwriting Guidelines") All material changes to the Underwriting Guidelines must be approved by Generali USA in writing prior to their implementation. Such approvals will not be unreasonably withheld. The approved changes will then be incorporated into and become part of the then current Underwriting Guidelines. Any risks falling into a category of special underwriting programs (e.g. guaranteed issue, simplified underwriting, internal or external exchanges) shall be excluded from this Agreement unless specifically included in Schedule A.

     4. The total of the new ultimate amount of life insurance inforce and applied for, including contractual increases, plus the amount already reinsured on the applicant life under this Agreement and all other reinsurance agreements between the Generali USA and the Ceding Company, does not exceed the "Automatic Binding Limits" set out in Schedule A.

     5. The total amount of life insurance in force in all companies, including all pending applications, and any amounts to be replaced as stated on a signed Part I of any application or signed amendment, and increasing ultimate amounts on the applicant life in all companies does not exceed the "Jumbo Limit" specified in Schedule A.

     6. The application is for a life that has not been submitted facultatively to Generali USA or any other reinsurer within the last [*] years, unless the reason for the prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement

     7. The automatic mortality rating on any one life shall not exceed the "Table Rating" specified in Schedule A, or its equivalent on a flat extra premium basis. Unless otherwise agreed [*] per thousand of face amount is equal to one table.

     8. The applicant's age does not exceed the Maximum Automatic Issue Age specified in Schedule A.

Treaty Reference #: 200812.4           3

     9. The Ceding Company has not reinsured the amount it has retained on a life covered under this Agreement, on any basis, without prior notification to Generali USA.

B. Back Dating. Underlying Polices whose effective dates have been "backdated" up to a maximum of six months from the Coverage Commencement Date to "save age", are also eligible to be Reinsured Policies so long as they meet all of the other conditions. If a lesser time period is specified by applicable regulatory provisions, such lesser period shall control. The six month period is all that will be allowed for this Agreement regardless of whether or not regulatory provisions will allow a longer period. Further, regardless of any other provision to the contrary, Generali USA's liability for claims for such backdated Reinsured Policies begins on the Coverage Commencement Date.


                      Article II. Facultative Reinsurance

A. The Ceding Company may submit an application for coverage utilizing an Underlying Policy form to Generali USA for its consideration on a facultative basis.

     1. Application. The Ceding Company may apply for reinsurance on a facultative basis by sending to Generali USA an "application" for facultative reinsurance and providing copies of all underwriting documentation and evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners' reports, attending physicians' statements, inspection reports, and any other information bearing on the insurability of the risk. The Ceding Company must also notify Generali USA of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment must be transmitted to Generali USA as soon as possible.

          a. The parties may agree in writing from time to time upon the content, format, media and methods of transmission of the information for a facultative submission and its supporting documentation.

     2. Response. Upon completing its review of the facultative application and supporting documentation, Generali USA will promptly inform the Ceding Company of its decision which will be one of the following.

          a.   An unconditional offer to accept the facultative application;

          b.   A conditional offer to accept the facultative submission that is:

               i). for an amount of coverage or rating classification specified in writing by Generali USA in the offer; and,

               ii). subject to Generali USA being provided specified additional evidence of insurability. If Generali USA accepts the submission based upon the additional evidence it will prepare and send an "unconditional offer" as described above and if it does not it will send a "declination" as described below.

          c.   A declination.

     3. Expiration. Unless otherwise agreed to in writing by Generali USA, its unconditional offers expire, without further formalities or notice, at the earlier of the:

          a.   time period specified in the written offer; or,

Treaty Reference #: 200812.4           4

          b. the end of a period of one hundred twenty (120) days measured from the date of the offer.

     4. Acceptance. If an offer is acceptable to Ceding Company, it must notify Generali USA of its acceptance in one of the following ways:

          a.   in a written communication prior to the expiration of the offer;
               or,

          b. by the Ceding Company evidencing acceptance by including the Underlying Policy in its administrative reports made in accordance with Article VI. A. To be considered accepted under this subsection, the reporting must occur within two "reporting cycles' as measured from the date the policy was delivered and accepted by the prospective insured.

     5. Applicability. Offers, if properly accepted as specified above, are hereby incorporated into the Agreement and will be binding upon the parties. Except as specifically provided in the Agreement, Reinsured Policies accepted pursuant to this Facultative Reinsurance Article shall be subject to all other provisions of the Agreement.


         Article III. Ceding Company Conditional or Temporary Coverage.

A.   Exclusions. Regardless of any provision to the contrary, the provisions of
     Article I Automatic Reinsurance and Article II Facultative Reinsurance do not apply to and no reinsurance is available under those provisions in a situation where the Ceding Company provides insurance coverage for an applicant prior to the issuance and proper delivery of a Reinsured Policy to the applicant during his or her lifetime.

B. Conditional Coverage. Subject to the provisions of this Article III, Generali USA will provide the limited indemnity reinsurance coverage in an instance where "conditional receipt" coverage, temporary insurance coverage or other similar coverage ("Conditional Coverage") is made available to the Ceding Company's applicant (the "Applicant") prior to the issuance of a Reinsured Policy during the lifetime of the applicant, subject to the following conditions.

     1. Subject to the "Coverage Limits", the amount of coverage will be equal to Generali USA's proportionate share of the coverage amount stated on the conditional receipt or for the temporary coverage.

     2. To be eligible for coverage under this Article, the Ceding Company must (x) provide Generali USA with all relevant forms, rules, requirements and practices applicable to such coverage (the "Conditional Rules"), (y) the Conditional Rules are found to be acceptable to Generali USA, with such approval not being unreasonably withheld and (z) the Applicant's coverage was provided in accordance with the Conditional Rules in all material respects.

          a. If there are material changes in the Conditional Rules, no coverage is available under this Article during the period from the date of such change until the date the Ceding Company has provided Generali USA with updated copies and Generali USA has agreed that they are acceptable, with such agreement not being unreasonably withheld.

     3. Coverage Limits. Notwithstanding any provision to the contrary, the reinsurance coverage provided under this Article is strictly limited to our proportionate share of [*] (not to exceed [*]) for any single life regardless of the number and terms of any conditional receipts, temporary coverage terms, policy provisions, settlement terms or other similar provisions after the Ceding Company has retained its maximum retention for the age and rating applicable to the insured.

C. Termination. Coverage under this Article shall terminate at the earliest of

Treaty Reference #: 200812.4           5

     a. the date that the policy applied for by the Applicant becomes a Reinsured Policy

     b. the date Generali USA declines to provide an unconditional facultative offer,

     c. the first acceptance by the Ceding Company of an unconditional offer by a reinsurer other than Generali USA, or

     d. the lesser of 120 days from the date Generali USA communicates a conditional or unconditional offer to the Ceding Company, or the number of days stated in the offer.


                     Article IV. Commencement of Liability

Except for the limited conditional reinsurance coverage provided pursuant to
Article III, the following will control when Generali USA's liability under this Agreement will come into existence.

A. Automatic Reinsurance. Subsequent to the Effective Date and if all other requirements of the Agreement have been met, Generali USA's liability for a Reinsured Policy that is issued and in force will commence at the same time as the Ceding Company's.

B. Facultative Reinsurance. If all other requirements of the Agreement have been met, Generali USA's liability for risks subject to an unconditional facultative offer will commence at the same time as the Ceding Company's liability, provided that (i) the Agreement is in effect, (ii) Generali USA has made an unconditional facultative offer, (iii) the offer was accepted in a manner specified in the Agreement, and (iv) the resultant Underlying Policy is issued. Upon satisfaction of these conditions, the resultant Underlying Policy becomes a Reinsured Policy.


                               Article V. Premium

A. Premiums. The premium rates and the percentages of those rates, and allowances for life insurance and other benefits reinsured under this Agreement are shown in Exhibits II, IIA, IIB (collectively "Exhibit II"), and Exhibit III respectively.

B. The life insurance rates shown in Exhibit II are guaranteed for one year. Although the Generali anticipates continuing to accept reinsurance at these rates, Generali USA has the right to increase these rates by giving the Ceding Company at least ninety (90) days advance written notice stating both the rate increase date and the percentage rate increase. The percentage rate increase will apply to each policy on the policy anniversary date following the effective date of the increase. The increased rates may not exceed the valuation net premium for annually renewable term insurance calculated using the applicable statutory mortality table and the maximum statutory interest rate for each year.

     In addition, if Generali USA increases the rates, the Ceding Company has the right (but not the obligation) to recapture, in its entirety, all of the reinsured business for which Generali USA increases the reinsurance premiums. Recapture shall be on the next policy anniversary of each policy. The Ceding Company must notify Generali USA of their intention to recapture within ninety (90) days of the rate increase. In such circumstances, Generali USA will refund any unearned premium minus the amount of any unearned allowances.

     The Ceding Company will notify Generali USA of its intent to increase rates charged to the policy owners when such increase is caused completely or in part by mortality results. Generali USA may increase its rates on a consistent basis. Any increase in current reinsurance premium rates will apply as of the date that the Ceding Company's rate increase becomes effective. If Generali USA increases rates at another time or

Treaty Reference #: 200812.4           6
     an increase is not consistent with the Ceding Company's increase, the Ceding Company may recapture as described in the previous paragraph

C. Payment. Reinsurance premiums for a Reinsured Policy are payable annually in advance (the "Reporting Period"). The Ceding Company will calculate the amount of reinsurance premium due for Reinsured Policies for each Reporting Period and, within thirty (30) days after the end of Reporting Period (the Ceding Company Remittance Date), will send Generali USA a statement that contains the information shown in Exhibit III, showing reinsurance premiums and allowances due for that period.

     1. If an amount is due Generali USA, the Ceding Company will remit that amount together with the statement.

     2. If an amount is due the Ceding Company, Generali USA shall either contest that amount or remit such amount within thirty (30) days of receipt of the statement (the Generali USA Remittance Date). If Generali USA contests, the parties will diligently work to resolve but after fifteen (15) business days that effort is unsuccessful, they will resolve it by means of the dispute resolution provisions in
          Article XIII.

D. Interest. Premium balances that remain unpaid for more than fifteen (15) days after the Ceding Company Remittance Date or Generali USA Remittance Date will incur interest from such remittance date until the date paid in accordance with the provisions of Article I. A.

E. Condition Precedent. The payment of reinsurance premiums is a condition precedent to the liability of Generali USA for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid in full within thirty (30) days of the Ceding Company Remittance Date, Generali USA will have the right to terminate the reinsurance for all Reinsured Policies having reinsurance premiums in arrears. If Generali USA elects to exercise its right of termination, it will give the Ceding Company thirty (30) days prior written notice of its intention. Such notice will be sent by certified mail.

     1. If all reinsurance premiums in arrears, including any that become in arrears during the notice period, are not paid before the expiration of the notice period, the Agreement will be terminated and Generali USA will be relieved of all liability for those policies as of the last date to which premiums have been fully paid. Subsequently, reinsurance coverage for all remaining Reinsured Policies will automatically terminate on the last date to which premiums have been paid.

     2. The right to terminate reinsurance will not prejudice Generali USA's right to collect premiums for the period during which reinsurance was in force prior to the termination.

     3. Terminated reinsurance may be reinstated, subject to approval by Generali USA, within fifteen (15) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon.

          a. Generali USA will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance.

     4. The Ceding Company shall not force termination under the provisions of this Article solely to avoid the provisions regarding recapture in
          Article VII, or to transfer the reinsured policies to another reinsurer.

F. Premium Adjustments. If the Ceding Company overpays a reinsurance premium and Generali USA accepts the overpayment, Generali USA's acceptance will not constitute or create a reinsurance liability or increase in any existing reinsurance liability. Instead, Generali USA will be liable to Ceding Company for a credit in the amount of the overpayment. If a reinsured policy terminates, Generali USA will refund the excess

Treaty Reference #: 200812.4           7
     reinsurance premium. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.


                           Article VI. Administration

This Agreement is "self-administered" meaning that Ceding Company shall have the responsibility of maintaining adequate records for the administration of the reinsurance provided pursuant to the Agreement. The Ceding Company will furnish Generali USA with periodic reports as specified below.

A. Periodic Reporting. The Ceding Company shall provide via electronic media the information specified in Exhibit III within thirty (30) days after the end of each calendar month in a form and format agreed to by the parties in writing from time to time.

B. Report Modifications. The Ceding Company shall consult with Generali USA concerning any changes it proposes to implement in the data format or code structure. Generali USA must approve any changes prior to their use and such approval shall not be unreasonably withheld.


                 Article VII. Increase in Retention & Recapture

A. Recapture. The Ceding Company may increase its maximum retention limits over the maximum retention limits set forth in Exhibit I and therefore "Recapture" a portion of the reinsured risk if the following conditions have been met.

     1. Reinsured Polices are not eligible for Recapture until the end of 20 years, measured from each such Reinsured Policy's effective date.

     2. The Ceding Company must give Generali USA ninety (90) days written notice prior to its intended date of the commencement of recapture.

     3. The Recapture must occur in conjunction with an increase in the Ceding Company's maximum amount on its schedule of retention. For a Reinsured Policy, if the Ceding Company has maintained its maximum retention for the plan of insurance and the insured's issue age, sex, and mortality classification, it may apply its increased retention limits to that Reinsured Policy to reduce the amount of reinsurance in force.

     4. The reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture.

     5. If any reinsured policy is recaptured in accordance with this Article, all similarly situated Reinsured Policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new maximum retention limits. Such recapture must be done in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life that is eligible. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

     6. If this Agreement utilizes a "quota share" method of allocating the reinsured risk and the Ceding Company recaptures a portion of the reinsured risk, it must apply the same percentage ceded to each reinsurer when determining the amount to be recaptured.

B.   Additional Conditions.

Treaty Reference #: 200812.4           8

     1. If portions of the reinsured policy have been ceded to more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

     2. If there is a reinsured waiver of premium claim in effect when recapture takes place, the Ceding Company will continue to pay the reinsurance premium and the Generali USA will reimburse its share of the waiver claim until it terminates. Generali USA will not be liable for any other benefits, including the basic life risks that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

     3. After the effective date of recapture, Generali USA will not be liable for any Reinsured Policies or portions of such Reinsured Policies eligible for recapture that the Ceding Company has overlooked. This circumstance will not be considered an Error as defined in, nor eligible for treatment pursuant to Article XI.

     4. No recapture will be permitted if the Ceding Company has either obtained or increased other reinsurance coverage as the rationale for the increase in retention limits.

     5. If the retained percentage for new business is increased, the Ceding Company may not recapture up to the new percentage on in force policies for the same product.

     6. At the time of recapture Generali USA will refund unearned premiums. Further, Generali USA will refund the appropriate amount of unearned premium in instances where the Ceding Company has overlooked a Reinsured Policy or portion thereof as described in Article VII.B.3 above.


      Article VIII. Reductions, Terminations , Increases & Reinstatements

Whenever a change is made in the status, plan, amount or other material feature of a Reinsured Policy; Generali USA will evaluate the change and, to the extent providing in this Agreement, adjust the reinsurance coverage. The Ceding Company must notify Generali USA as soon as practicable after it occurs but no later than the next scheduled report pursuant to Article VI. A above.

A.   Reductions and Terminations

     1. For any life reinsured under a Reinsured Policy, in the event of a reduction, lapse, or termination of (x) a Reinsured Policy under this Agreement or (y) any other policy, the Ceding Company will reduce or terminate reinsurance on that life. The reinsured amount on the life with all reinsurers must be reduced, effective on the same date, by the amount required such that the Ceding Company maintains the same amount as retained prior to a reduction, termination or lapse.

     2. The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If a fully retained policy on a life that is reinsured under this Agreement is terminated or reduced, the Ceding Company will reduce the existing reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy or policies will be terminated.

     3. Generali USA will refund any unearned reinsurance premiums net of allowances. However, the reinsured portion of any policy fee will be deemed earned for a policy year if the policy is reinsured during any portion of that policy year.

Treaty Reference #: 200812.4           9

B.   Increases

     1.   Non-contractual Increases.

          a. For a single Reinsured Policy the amount of insurance may only be increased as a result of a non-contractual change if the increase was "fully" underwritten by the Ceding Company. For this purpose, "fully" underwritten means that the increased coverage amount meets the following criteria:

               i). the Ceding Company has obtained complete and current underwriting evidence in accordance with the Underwriting Guidelines applicable to "new business" on the increased amount;

               ii). a commission is paid for the increased amount on the same basis as if it were new business; and,

               iii).the Suicide and Contestable provisions apply to the
                    increased amount

          b. Generali USA's approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits specified in Schedule A.

          c. The Ceding Company and Generali USA will share the increased amount proportionately. Once the Ceding Company's maximum retention has been reached, the remaining amount will be reinsured using the same proportion as specified in this Agreement. Premiums for the additional reinsurance will be at the new-issue rate.

          d. Non-contractual increases applicable to more than one Reinsured Policy must be submitted to Generali USA for approval, which shall not be unreasonably withheld, prior to implementation.

     2.   Contractual Increases.

          a. For policies reinsured on an automatic basis, reinsurance of increases in amount resulting from contractual policy provisions will be accepted only up to the Automatic Binding Limits specified in Schedule A.

          b. For policies reinsured on a facultative basis, reinsurance will be limited to the ultimate amount shown in Generali USA's facultative offer. Reinsurance premiums for contractual increases will be on a point-in-scale basis from the original issue age of the policy.

C.   Reinstatements

     1. The Ceding Company shall notify Generali USA [*] days in advance of making any material changes to its policies, practices or procedures applicable to its reinstating lapsed or terminated policies (the "Reinstatement Policies") as the exist on the Coverage Commencement Date or as amended in accordance with this provision

     2. If the Ceding Company reinstates a policy, in accordance with the then current Reinstatement Policies that was originally automatically ceded to the Generali USA; coverage for such policy under this Agreement shall also be reinstated.

     3. Any policy originally reinsured with Generali USA on a facultative basis which has been in a lapsed status for more than ninety days must be submitted with underwriting requirements and approved by Generali USA before it is reinstated.

Treaty Reference #: 200812.4           10

     4. Reinsurance premiums for the interval during which the policy was lapsed will be paid to Generali USA on the same basis as the Ceding Company charged the policyowner for the reinstatement. The Ceding Company will notify Generali USA of all reinstatements on its periodic statement of account.



               Article IX. Conversions, Exchanges & Replacements

If a policy reinsured under this Agreement is converted, exchanged or replaced, the Ceding Company will promptly notify Generali USA. Unless mutually agreed otherwise, policies that were not reinsured with Generali USA and that exchange or convert to a plan normally covered under this Agreement will not be reinsured hereunder except as follows.

A.   Conversions

     1. Generali USA will continue to reinsure policies resulting from the contractual conversion of any Reinsured Policy, in an amount not to exceed the original amount reinsured hereunder. If the plan to which the original policy is converting is reinsured by Generali USA, either under this Agreement or under a different agreement, reinsurance premium rates for the resulting converted policy will be those contained in the agreement that covers the plan to which the original policy is converting. However, if the new plan is not reinsured by Generali USA, reinsurance premiums for a policy resulting from a contractual conversion will use the YRT Rates shown in Exhibit II. Reinsurance premiums and any allowances for conversions will be on a point-in-scale basis from the original issue age of the policy.

     2. If during a conversion an increase in the risk amount results, the increase must be underwritten by the Ceding Company in accordance with its customary standards and procedures. Generali USA will accept its share of such increases, subject to the new business provisions of
          Article I of this Agreement. Reinsurance premiums and any allowances for increased risk amounts will be first-year premiums at the agreed-upon premium rate.

B.   Exchanges & Replacements

1. To be eligible for reinsurance under this Agreement, a policy resulting from an internal exchange or replacement (an "Exchanged Policy") must be underwritten by the Ceding Company in accordance with the portions of its Underwriting Guidelines applicable to exchanges and replacements. An Exchanged Policy may be covered under this Agreement as follows:

     a. If the Ceding Company's guidelines would consider an Exchanged Policy to be "new business" and the Exchanges Policy uses an Underlying Policy form, then it may be submitted as "new business" if it meets the following criteria:

          i). the Ceding Company has obtained complete and current underwriting evidence on the full ultimate amount;

          ii). the full normal commissions are paid for the new plan; and

          iii).the Suicide and Contestable provisions apply as if the policy were newly issued.

     b. If the Ceding Company's guidelines do not treat the policy as new business and the replacement utilizes an Underlying Policy, the Exchanged Policy will continue to be ceded to Generali USA on a "point-in-scale" basis utilizing the YRT Rates shown in Exhibit II (the rates will be based on the original issue age, underwriting class and duration since the issuance of the original policy).

Treaty Reference #: 200812.4           11

     c. If the Ceding Company's guidelines do not treat the policy as new business and the replacement does not utilize an Underlying Policy, no coverage is available under this Agreement.

     d. Generali USA's approval to exchange or replace the policy will be required if the original policy was reinsured on a facultative basis.


                               Article X. Claims

A.   General Provisions

     1. Death Claims. Claims covered under this Agreement include only "Death Claims" which: (i) are for the proportionate share of the risk reinsured by Generali USA; (ii) arise out of the death of the Reinsured Policy's named insured; and, (ii) are based upon the contractual death benefits specified in the Reinsured Policy including any applicable riders and supplementary benefits that are reinsured, as more fully specified in Schedule A. The Reinsurer shall also pay its proportionate share of interest imposed automatically by statute without regard to fault.

     2. Notice. The Ceding Company shall give Generali USA written notice within [twenty (20)] days of submission to the Ceding Company of any Death Claim.

     3. Claim Submission. When submitting a Death Claim for payment, the Ceding Company will provide Generali USA with proper claim documentation, including a copy of the proof of payment by the Ceding Company, information on the beneficiary and a copy of the insured's death certificate. In addition, for contestable claims, the Ceding Company will send to Generali USA a copy of all non-privileged claim related documents, information or underwriting papers.

     4.   Ceding Company Claim Administration.

          a. The Ceding Company's good faith determination of its contractual liability for policies reinsured under this Agreement shall be accepted by Generali USA. Such determinations shall be based upon the clauses, terms and conditions of the Reinsured Policies; but nevertheless subject to the terms and conditions of this Agreement. For purposes of clarity, if there is a conflict between the terms of a Reinsured Policy and this Agreement, this Agreement shall control

          b. The Ceding Company covenants that with respect to its claim administration, negotiation, payment, denial, or settlement of any claim or legal proceeding, it shall act in good faith and follow its standard claims practices without regard to whether the claim is reinsured or not

     5. Limitations. Regardless of any provision to the contrary, the following limitations apply to any claim payment.

          a. The total reinsurance recoverable from all companies will not exceed the Ceding Company's total contractual liability on the policy, less the amount retained. The maximum reinsurance Death Claim benefit payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with Generali USA.

          b. All reimbursements under this Agreements including Death Claim benefits will be made in a single sum, regardless of the Ceding Company's settlement options.

     6. Waiver of Premium. The reinsurance benefit for an approved waiver of premium claim will be Generali USA's proportionate share of the annual gross premium waived on the Reinsured Policy. The Ceding

Treaty Reference #: 200812.4           12

          Company will continue to pay the life reinsurance premium; however, it will not pay the reinsurance premium for the waiver benefit for the duration of the waiver claim period. Generali USA will pay waiver benefits annually regardless of the mode of premium payment specified in the Reinsured Policy.

     7. As soon as Generali USA receives acceptable claim notice and proof of the claim, Generali USA will promptly pay the reinsurance benefits due the Ceding Company. If Generali USA fails to pay its share of any undisputed claim, or reinsured expenses associated with the claim, within 30 days of all required information (excluding claims payment amounts that are in dispute), the Reinsurer will pay interest on any past due amounts at the interest rate that will be calculated beginning from the due date, using the Interest rate specified in
          Article XVIII, Section A

B.   Contestable Claims

     1. Notice. The Ceding Company will promptly notify Generali USA of its intention to contest, compromise, or litigate a Death Claim involving a Reinsured Policy. The Ceding Company will also promptly and fully disclose all non-privileged information relating to such claim including all significant developments in the Ceding Company's investigation and notification of any legal proceedings against it in response to denial of the claim. For purposes of this section where there is a denial of a claim by the Ceding Company, a "contest" comes into existence at the point that a claimant objects, verbally or otherwise, to the Ceding Company's action.

     2. Participation. Once notified, Generali USA will promptly notify the Ceding Company in writing of its decision to accept participation in the contest, compromise, or litigation.

          a. If Generali USA does not accept participation, it will then fulfill its obligation by paying the Ceding Company its full share of the Death Claim's contractual liability. Such payment will fully and completely satisfy all of Generali USA's obligations in regards such Reinsured Policy.

          b. If Generali USA accepts participation and the Ceding Company's contest, compromise, or litigation results in a reduction, Generali USA will share in any such reduction in the Death Claim on the contested policy, in proportion to its share, up to the policy limits specified for the respective coverages in the Reinsured Policy and subject to all other provisions of this Agreement.

     3.   Expenses. If Generali USA has agreed to participate pursuant to
          Article X.B.2 above, it will pay its share of reasonable claim investigation and legal expenses connected with the litigation or settlement of contractual liability.

     4. Non-Reimbursable Expenses. Generali USA will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company's home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company. Claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

C. Extra-Contractual Liability. In no event shall Generali USA have any liability for any, punitive, exemplary, extra-contractual or similar damages, fines or penalties which are assessed against the Ceding Company as a result of acts, omissions or course of conduct committed by the Ceding Company. The parties recognize that circumstances may arise in which the Generali USA's conduct would require, based upon equitable principals of law, the Generali USA to share proportionately in punitive and compensatory damages awarded, to the extent permitted by law. The parties agree that for this to occur, Generali USA must have been a direct, active, decision making participant in the conduct that gives rise to the extracontractual liability and that the intervention is to such an extent that it equitably should be considered when extracontractual liabilities are apportioned.

Treaty Reference #: 200812.4           13

     1. For purposes of this section, the following are examples of where the Generali USA's conduct will give rise to such a responsibility: a) it has actively taken control of the litigation and is directing the Ceding Company's action; b) it is attempting to compel acceptance of its direction by a specific written threat of withholding payment of reinsurance proceeds.

     2. The parties agree that the decision to participate in a Contest is not a sufficiently direct, active, decision making role so as to give rise to extracontractual damages nor is the provision of advice concerning a claim that was solicited by the Ceding Company.


                       Article XI. Administrative Errors

A. Definition. For purposes of this Article, an "Error" (or collectively "Errors") refers to the situation where a party through an unintentional error, oversight, omission, or misunderstanding fails to comply with the terms of this Agreement applicable to the administration of the Agreement.

     The following are not considered Errors for purposes of this Agreement:

     1. Issues arising out of the application of the underwriting guidelines or use of automatic binding privileges.

     2. Grossly negligent, deliberate acts or repetitive errors (i.e., those that a party has become aware of and which then occur again).

     3. A circumstance that would be an "Error" but it is a "Late Reported Policy" or a "Late Reported Termination" defined and covered as follows.

          a. Late Reported Policies will be excluded from coverage. A "Late Reported Policy" will include: any single policy reported by the Ceding Company more than [*] years after the policy was effective which has a net amount at risk ceded to Generali USA equal to or greater than $500,000.

          b. A Late Reported Termination is a covered policy terminated in accordance with its terms or by agreement of the parties that is reported by the Ceding Company more than [*] years after the termination was effective. Generali USA will only refund the last [*] years of premium for Late Reported Terminations.

B. Notice. Upon discovery of the Error by a party, it shall promptly notify the other party, providing as much detail as is available about the circumstances. Additionally, the notifying party shall propose a resolution to the Error which shall include steps that will be taken to avoid similar errors in the future.

C. Correction. The goal of any proposed resolution is to restore the other party to a position it would have occupied if the Error had not occurred, including the payment of interest.

     1. If the injured party does not accept the proposed resolution, the parties will engage in the Dispute Resolution activity and attempt to agree on a resolution to the situation in a manner that is fair, reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

D. Misstatement of age or sex. In the event the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, Generali USA shall share in the increase or reduction in the proportion that the net liability of Generali USA bore to the sum of the retained net liability of the Ceding Company and the net liability of other reinsurers immediately prior to such increase or reduction. The reinsurance with Generali USA shall

Treaty Reference #: 200812.4           14
     be written from commencement on the basis of the adjusted amounts using premiums and reserves at the correct ages and sex. The adjustment for the difference in premiums shall include payment of interest.

                              Article XII. DAC Tax

A. The parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:

     1.   The terms used in this Article are defined by reference to Regulation
          Section 1.848-2, effective December 29, 1992.

     2. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

     3. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

     4. The Ceding Company will submit a schedule to Generali USA by May 1 of each year with its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year. Generali USA may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of Generali USA's receipt of the Ceding Company's calculation. If Generali USA does not so notify the Ceding Company within the required timeframe, Generali USA will report the net consideration as determined by the Ceding Company in Generali USA's tax return for the previous calendar year.

     5. If Generali USA contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date Generali USA submits its alternative calculation. If the Ceding Company and Generali USA reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year.

     6. Both the Ceding Company and Generali USA represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.


                 Article XIII. Dispute Resolution & Arbitration

A. Dispute Resolution: In the event of a dispute arising out of or relating to this Agreement, the parties agree to the following process of dispute resolution. Within fifteen (15) days after Generali USA has first given the other party written notification of a specific dispute, each party will appoint a designated company officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

Treaty Reference #: 200812.4           15

     1. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the dispute will be submitted to formal arbitration pursuant Section B below, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) days.

B. Arbitration. If Generali USA and the Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement as provided in A above, the dispute will be decided through arbitration as a precedent to any right of action hereunder.

     1. To initiate arbitration, either the Ceding Company or Generali USA will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within fifteen (15) days of its receipt.

     2. There will be three arbitrators who will be current or former officers of life insurance or life reinsurance companies other than the parties to this Agreement, their affiliates or subsidiaries, and shall also be members of the American Reinsurance and Insurance Arbitration Society (ARIAS). Each of the three arbitrators will be impartial regarding the dispute. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty
          (60) days of the initiation of the arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the second arbitrator, then the appointment of the third arbitrator will be left to the American Arbitration Association.

     3. Once chosen, the arbitrators are empowered to select the site of the arbitration and decide all substantive and procedural issues by a majority of votes. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators will have the power to determine all procedural rules of the arbitration, including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they will weigh the evidence and consider any objections. Each party may examine any witnesses who testify at the arbitration hearing.

     4. In making their decision, the arbitrators shall attempt to fashion a resolution in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement. Further, the arbitrators may also consider the customs and practices of the life insurance and life reinsurance industries. The arbitrators are not empowered to render a decision that would incorporate a remedy whose scope or nature is materially beyond that which is contemplated by the Agreement. For purposes of clarity, this provision would require the utilization of the Agreements' interest formula if the award included an award of interest. Finally, the arbitrators are specifically precluded from incorporating in any award extra contractual damages of any type including punitive or consequential damages.

     5. The decision of the arbitrators will be made by majority rule and will be submitted in writing within thirty (30) days of the end of the hearing. Except for questions concerning the scope of the remedy, the decision will be final and binding on both parties and there will be no appeal from the decision. Either party to the arbitration may petition any court having jurisdiction over the parties to reduce the decision to judgment.

     6. Each party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties will jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.

     7.   This Article will survive termination of this Agreement.

Treaty Reference #: 200812.4           16

                          Article XIV. Confidentiality

A. Ceding Company and Generali USA agree that neither party will disclose nor use "Proprietary Information" or "Non-public Information" (collectively "Information") provided under this Agreement in any way except for the purposes for which the information was provided.

     1. "Proprietary Information" means any tangible or intangible proprietary or confidential information, materials or trade secrets belonging to the disclosing party or its affiliates (whether disclosed orally, in writing, in electronic format or otherwise), including, but not limited to the disclosing party's: computer systems; processes, methods and techniques; equipment; data; reports; know-how; existing and proposed contracts with third parties; business plans, including information concerning the existence and scope of activities of any research, development, marketing or other projects of the disclosing party, which are furnished, disclosed, learned or otherwise acquired by the recipient during or in the course of discussions preceding the business relationship between the parties memorialized by this Agreement.

     2. "Non-public Information" means personally-identifiable financial and/or health information (whether disclosed orally, in writing, in electronic format or otherwise) that (i) is provided by a consumer to either party or its affiliates, (ii) results from a transaction with or service performed for the customer by either party or its affiliates, or (iii) is otherwise obtained by either party or its affiliates from sources other than those that are generally publicly available.

B. Security Measures. Ceding Company and Generali USA also mutually agree that each party will implement information security measures to ensure that it and any third party used by it will protect the Information. Ceding Company and Generali USA further mutually agree that such security measures shall meet or exceed accepted industry standards for businesses of similar size within the insurance and reinsurance industry.

C. Non-Public Information. Generali USA acknowledges that it may be provided with access to Non-public Information concerning the Ceding Company's customers and, to the extent that such information (i) identifies the individual customer as a customer of the Ceding Company, (ii) was obtained by Generali USA while acting in its capacity as reinsurer of the Ceding Company or (iii) was obtained by Ceding Company during the administration or underwriting of the customer's insurance policy and/or annuity contract, the Non-public Information shall be and remain the property of the Ceding Company. Further, Generali USA shall not disclose to any person outside its organization, Non-Public Information of the disclosing party, unless such disclosure is required in performance of any services, such as the disclosure to the "MIB", retrocessionaires, auditors, etc., contemplated under the Agreement or as otherwise required or permitted by applicable law.

D. Proprietary Information. Ceding Company and Generali USA shall hold Proprietary Information in confidence and shall not use or exploit such Information for its own benefit or the benefit of another without the prior written consent of the disclosing party. Recipient may, in the performance of services under the Agreement, disclose Proprietary Information to either affiliated or non-affiliated third parties who have a need to know the Proprietary Information, provided such persons are informed of and agree in writing to comply with the confidentiality obligations of this Agreement.

     1. Limitation on Obligations The obligations of the recipient specified above shall not apply to any Proprietary Information to the extent that such Information:

          a. is known by or in the possession of the recipient prior to disclosure in accordance with this Agreement, provided that, the Information is not known by the recipient to be subject to another

Treaty Reference #: 200812.4           17
               confidentiality agreement with the disclosing party or other obligations of confidentiality to the disclosing party;

          b. is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the recipient or any of its representatives, including breach of this Agreement;

          c. becomes known to the recipient through disclosure by sources other than the disclosing party having the legal right to disclose such Information;

          d. has been independently developed by the recipient without reference to or use of the Information;

          e. is required to be disclosed by the recipient to comply with a court order or other legal or regulatory process, provided that the recipient provides prior written notice of such disclosure to the disclosing party and takes commercially reasonable and lawful actions to avoid and/or minimize the extent of such disclosure. Except as specifically set forth above, the receiving party's obligation to protect the disclosing party's Information shall continue in perpetuity;

E. Violation of Law. Notwithstanding the foregoing, neither party shall disclose Information to any other party if such disclosure would violate applicable Federal or State Privacy Regulations or Statutes.

F. Breach. If there is a breach of terms contained in this Article, either Party will give notice to the other of the breach in writing and an opportunity to cure such breach within fifteen (15) days of receipt of such notice.

                             Article XV. Insolvency

A.   Ceding Company

     1. In the event of the insolvency of the Ceding Company, this reinsurance shall be payable directly to the Ceding Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Ceding Company without diminution because of the insolvency of the Ceding Company or because the liquidator, receiver, conservator or statutory successor of the Ceding Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Ceding Company shall give written notice to Generali USA of the pendency of a claim against the Ceding Company, indicating the policy or bond reinsurance which claim would involve a possible liability on the part of the reinsurers within a reasonable time after that claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of that claim Generali USA may investigate that claim and interpose, at its own expense, in the proceeding where that claim is to be adjudicated any defense(s) they may deem available to the Ceding Company or its liquidator, receiver, conservator or statutory successor. This expense incurred by Generali USA shall be chargeable, subject to the approval of the court, against the Ceding Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by Generali USA.

     2. Where two (2) or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to that claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though that expense had been incurred by the Ceding Company.

     3. This insolvency clause shall not preclude Generali USA from asserting any excuse or defense to payment of this reinsurance other than the excuses or defenses of the insolvency of the Ceding Company and the failure of the Ceding Company's liquidator, receiver, conservator or statutory successor to pay all or a portion of any claim.

Treaty Reference #: 200812.4           18

B.   Generali USA

     1. In the event of the Generali USA's insolvency, the Ceding Company may cancel the Agreement for future new business and will notify Generali USA in writing of its intent. The parties agree to waive the notification period for this cancellation, and the effective date will be no earlier than the effective date of Generali USA's insolvency.

     2. Further, upon giving written notice to Generali USA, the Ceding Company may also recapture all of the inforce business reinsured by Generali USA under this Agreement. In such an event, Generali USA will return unearned premium less unearned allowances.


                  Article XVI. General Reinsurance Provisions

A. Reliance. Ceding Company affirms that it has and will timely and fully disclosed all information relevant to the risks being reinsured by the Agreement and acknowledges its understanding that Generali USA will rely upon the completeness and correctness of such information. This reliance includes the information provided by the Ceding Company in support of its efforts to obtain this reinsurance. Ceding Company agrees to use "utmost good faith" in its efforts to meet this duty and all others under the Agreement.

B. The Ceding Company represents that it is, and shall use best efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the business reinsured under this Agreement (collectively "Laws"), including, but not limited to, sanctions laws administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such laws may be amended from time to time. Neither the Ceding Company nor the Reinsurer shall be required to take any action under this Agreement that would result in it being in violation of said laws, including, but not limited to, making any payments in violation of the law. Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the law, the party who first becomes aware of the violation of the law shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

     The parties agree that such transaction shall be null, void and of no effect from its inception, to the same extent as if the transaction had never been entered into. Each party will be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

C. Access to Records. Generali USA and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records, and all documents relating to the business reinsured under this Agreement including underwriting, claims processing, and administration. Such access will be provided during regular business hours at the office of the inspected party. This provision will survive the termination of the Agreement.

D. Expenses. The Ceding Company will pay for all medical examinations, inspection fees, attending physicians' statements and other charges incurred in connection with the issuance of the original insurance covered under this Agreement.

E. Offset. In the event of an insolvency, any debts or credits, in favor of or against either the Generali USA or the Ceding Company with respect to this Agreement, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid. The right of offset will not be affected or diminished because of the insolvency of either party. The parties acknowledge and agree that claims by the Ceding Company may not be offset against Premium due unless the Generali USA has agreed in writing.

Treaty Reference #: 200812.4           19

F. Premium Tax. Generali USA shall not reimburse the Ceding Company for premium taxes on reinsurance premiums.

G. Dividends, Cash Values. Generali USA will not reimburse the Ceding Company for its proportionate share of the dividends or cash values paid by the Ceding Company to policyholders.

H. Third Parties. This Agreement is a contract between the Ceding Company and Generali USA only. Neither Agreement nor the exercise of any right under the Agreement create any right or legal relationship between Generali USA and any policyholder, agent, or employee of the Ceding Company or any employee of a policyholder or insured or beneficiary under any Reinsured Policy or other Ceding Company agreement or contract with such third person.

I.   Cessions.

     1. The Ceding Company will retain net for its own account the insurance Retention specified in Exhibit I.

     2. The Ceding Company will not cede an Underlying Policy to Generali USA unless the amount to be reinsured at issue exceeds the Initial Minimum Cession amount shown in Schedule A.

                      Article XVII. Duration of Agreement

A.   Subject to the provisions of Article V. E regarding payment of premium and
     Article XV. B regarding insolvency of Generali USA, this Agreement is indefinite as to its duration. The Ceding Company or Generali USA may terminate this Agreement with respect to the reinsurance of new business by giving ninety (90) days written notice of termination to the other party, sent by certified mail. The first day of the notice period is deemed to be the date the document is postmarked.

     1. During the notification period, the Ceding Company may continue to cede and Generali USA will continue to accept pursuant Article I Underlying Policies covered under the terms of this Agreement.

B. Subject to the provisions of Article V. E, reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the Reinsured Policies on which date this Agreement will automatically terminate or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.


                       Article XVIII. General Provisions

A. Interest. If, under the terms of this Agreement, interest is accrued on amounts due either party, such interest will be calculated using the "Three Month Treasury Bill Rate" as reported in the Wall Street Journal on the first "business day" on or after a payment became due.

B. Entire Agreement. This agreement shall constitute the entire agreement between the parties with respect to the business reinsured hereunder and supersede all prior agreements, promises, representations or discussions of any type. The parties acknowledge and agree that "Facultative Offers of Coverage" made and accepted in accordance with Article II are incorporated into this Agreement and made a part thereof. There are no other understandings between the parties other than as expressed in this Agreement. Any change or modification to this agreement shall be null and void unless made by written amendment to this Agreement signed by both parties. For avoidance of doubt, any confidentiality agreements entered into by the parties are hereby terminated and superseded by the terms of this Agreement.

C. Notices: All notices, requests, instructions, demands, consents and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given on the date

Treaty Reference #: 200812.4           20
     delivered by hand or by courier service such as Federal Express, or by other messenger (or, if delivery is refused, upon presentment) or upon electronic confirmation of a facsimile transmission, or upon delivery by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses:

     If to the Ceding Company:

     Ameritas Life Insurance Corp
     5900 O Street
     Lincoln, Nebraska 68510 Attn:
     Guy Delatour

     If to Generali USA:

     Generali USA Life Reassurance Company
     8801 Renner Road Suite 300
     Lenexa, Kansas 66219-9751
     Attn: Treaty Department

D. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of Nebraska.

E. Non-Waiver of Rights. No waiver by any party of any default by any other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between any of the parties shall be deemed to establish any custom or usage waiving or modifying any provisions hereof. The failure of any party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent

F. Severability. If any provision of this Agreement is determined, for any reason, to be invalid, illegal, or unenforceable in any respect, (1) such provision or provisions shall be ineffective but only to the extent of such invalidity, illegality, or unenforceability and (2) such determination will not impair or affect the remaining provisions of this Agreement. In such an event, Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless such a construction would be unreasonable

G. Assignment. All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not; however, no party hereto shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the other party hereto.

H. Currency: All payments under this agreement shall be made in currency of the United States of America.

I. Compliance with Law. The parties shall in all matters relating to the Agreement comply with all applicable regulatory provisions.

J. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same document.

K. Descriptive Headings and Construction. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning, construction or interpretation of, this Agreement. Unless otherwise expressly provided, the word "including" does not limit the preceding

Treaty Reference #: 200812.4           21
     words or terms. The parties have participated jointly in the negotiation and drafting of this Agreement and no rule of construction against the draftsperson shall be applied hereto.


THIS AGREEMENT CONTAINS A BINDING ARBITRATION CLAUSE WHICH MAY BE ENFORCED BY THE PARTIES



(The remainder of this page is intentionally left blank)

Treaty Reference #: 200812.4           22

             IN WITNESS WHEREOF, this agreement is hereby executed.


Ameritas Life Insurance Corp.          Generali USA Life Reassurance Company


By:    /s/ Steven Valerius             By:    /s/ David A. Gates
       -------------------------------        ----------------------------------
Name:  Steven Valerius                 Name:  David Gates
       -------------------------------        ----------------------------------
Title: President                       Title: Senior Vice President
       -------------------------------        ----------------------------------
Date:  10/21/11                        Date:  10/12/2011
       -------------------------------        ----------------------------------



By:    /s/ Guy E. Delatour             By:    /s/ Amanda Morrison
       -------------------------------        ----------------------------------
Name:  Guy E. Delatour                 Name:  Amanda Morrison
       -------------------------------        ----------------------------------
Title: 2nd V.P.                        Title: Treaty Counsel
       -------------------------------        ----------------------------------
Date:  10/10/11                        Date:  10/12/2011
       -------------------------------        ----------------------------------

Treaty Reference #: 200812.4           23

                                   Schedule A

                             Treaty Specifications
AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

Type of Reporting:
------------------
Self-Administered

Basis of Reinsurance:
---------------------
Automatic / Yearly Renewable Term

Plan Names:
-----------
Written by the Ceding Company:
Advisor VUL and Excel Performance VUL policies with coverage effective on or after December 1, 2008, and for policies in all applicable states and territories of the U.S. and Canada as allowed in Article I, except in the state of New York.

Age Basis:
----------
Age nearest birthday.

Quota Share in Excess of Retention:
-----------------------------------
Advisor VUL: [*]% of each case on amounts exceeding the Ceding Company's retention.

Life Maximum Automatic Mortality:
---------------------------------
[*]

Maximum Automatic Issue Age:
----------------------------
Maximum issue age will be as set forth in the plans: up to and including issue age 80

Premium Tax Reimbursement:
--------------------------
Premium taxes are not reimbursed.

Rate Capacity:
--------------
Automatic and facultative face amounts ceded to Generali USA on one life up to and including [*] use the standard (non-rate capacity) reinsurance rates. Automatic and facultative face amounts ceded to Generali USA on one life in excess of [*] use the Over Rate Capacity reinsurance rates.

Recapture Years:
----------------
[*] Years

Treaty Reference #: 200812.4           24

                                   Schedule A

                             Treaty Specifications

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

Reinsurer's Proportionate Automatic Binding Limits*:
----------------------------------------------------
Life

  Ages          Standard        Table 1 - Table 4      Table 5 - Table 16
  0-65             [*]                 [*]                    [*]
  66-75            [*]                 [*]                    [*]
  76-80            [*]                 [*]                    [*]
  81+              [*]                 [*]                    [*]
*these limits exclude the Ceding Company's retention

Waiver of Premium: Amounts equal to but not exceeding the premiums payable to the CEDING COMPANY for the amount of life insurance ceded to Generali USA.

Jumbo Limits:
-------------
  Ages     Standard through Table 8      Table 9 through Table 16
  0-80               [*]                           [*]
  81+                [*]                           [*]

Minimum Cession Amount:
-----------------------
[*]

Treaty Reference #: 200812.4           25

                                   Schedule B

                          Benefits & Rider Information

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

Self - Administered Business:
-----------------------------
The net amount at risk shall be provided by the CEDING COMPANY in the self-administered format included in Exhibit III.

Riders reinsured (any riders not listed below are not reinsured under this
--------------------------------------------------------------------------
Agreement):
-----------

Accounting Benefit Rider: The Accounting Benefit Rider may be reinsured using the same reinsurance rates as the single life base plan.

Total Disability Benefit Rider (waiver of premium): reinsured using the direct premiums, and applying the YRT percentages in Exhibit IIA.

Guaranteed Insurability Rider: Reinsured based on the amount ceded using the rates contained in the attached Exhibit IV, and the applicable YRT factors in
Exhibit IIA. Upon election, increased amounts will be charged base rates and treated as new business.

Term Insurance Rider: reinsured using the same reinsurance rates as the single life base plan for the age, gender and underwriting classification of the other insured life.

Insurance Exchange Rider: reinsured at the same reinsurance rates as the single life base plan for the new insured life.

Scheduled Increase Rider: reinsured based on the amount ceded using the rates contained in Exhibit II, and the applicable YRT factors in Exhibit IIA. Increased net amounts at risk will be charged base rates point-in-scale.

Treaty Reference #: 200812.4           26

                                   Exhibit I

                            Ceding Company Retention

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

UNIFI CORPORATE MAXIMUM RETENTION RETAINED UNDER THIS AGREEMENT



------- ---------------- ------------------- -------------------
Issue   Preferred Plus   Substandard         Substandard
Ages    Preferred        Table 1 - Table 4   Table 5 - Table 16
        Standard         Table Flat Extra    Table Flat Extra
                         Up to $7.50         $7.51 and up
------- ---------------- ------------------- -------------------
0-65    [*]              [*]                 [*]
------- ---------------- ------------------- -------------------
66-75   [*]              [*]                 [*]
------- ---------------- ------------------- -------------------
76-80   [*]              [*]                 [*]
------- ---------------- ------------------- -------------------
81-85   [*]              [*]                 [*]
------- ---------------- ------------------- -------------------

Waiver of Premium Fixed Premium Policies: same as life
Waiver of Premium Flexible Premium Policies: [*] per month

Accidental Death Benefit: Bulk reinsured elsewhere


Treaty Reference #: 200812.4           27

                                   Exhibit II
                              Reinsurance Premiums

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

For Advisor VUL and Excel Performance VUL face amounts ceded to Generali USA on one life less than or equal to [*], the reinsurance premiums are the non-Rate Capacity percentages in Exhibit IIB applied to the attached 2001 Valuation Basic Tables, Age Nearest Birthday, Select & Ultimate, Male/Female, Non-Smoker/Smoker. The Ceding Company will pay reinsurance premiums beyond age [*].

For Advisor VUL and Excel Performance VUL face amounts ceded to Generali USA on one life over the rate capacity of [*]: the reinsurance premiums applicable to amounts over the rate capacity are the attached 2001 Valuation Basic Tables, Age Nearest Birthday, Select & Ultimate, Male/Female, Non-Smoker/Smoker, applying the percentages from Exhibit IIB for Over Capacity Rates. The Ceding Company will pay reinsurance premiums beyond age [*].

Treaty Reference #: 200812.4           28

                                   Exhibit II

2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.58
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.58    0.68
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.57    0.68    0.76
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.57    0.68    0.76    0.82
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.57    0.68    0.76    0.82    0.83
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.56    0.68    0.76    0.81    0.82    0.82
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.56    0.68    0.76    0.81    0.81    0.81    0.81
10     0.13    0.13    0.15    0.19    0.25    0.35    0.56    0.67    0.76    0.80    0.80    0.80    0.80    0.80
11     0.13    0.15    0.18    0.24    0.34    0.56    0.67    0.76    0.79    0.79    0.79    0.79    0.79    0.80
12     0.14    0.17    0.24    0.33    0.56    0.67    0.76    0.78    0.78    0.78    0.78    0.78    0.79    0.81
13     0.16    0.23    0.32    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.79    0.80    0.83
14     0.22    0.31    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.77    0.79    0.82    0.83
15     0.30    0.56    0.67    0.76    0.76    0.76    0.76    0.76    0.76    0.76    0.78    0.80    0.83    0.83
16     0.56    0.67    0.75    0.75    0.75    0.75    0.75    0.75    0.75    0.76    0.78    0.81    0.82    0.83
17     0.67    0.74    0.74    0.74    0.74    0.74    0.74    0.74    0.75    0.77    0.78    0.80    0.80    0.80
18     0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.75    0.75    0.76    0.77    0.77    0.79
19     0.70    0.70    0.70    0.70    0.70    0.70    0.70    0.72    0.72    0.72    0.73    0.73    0.74    0.77
20     0.66    0.66    0.66    0.66    0.66    0.67    0.67    0.68    0.68    0.68    0.69    0.70    0.72    0.76
21     0.60    0.60    0.60    0.60    0.61    0.62    0.63    0.63    0.64    0.65    0.66    0.69    0.72    0.77
22     0.55    0.55    0.55    0.56    0.58    0.58    0.59    0.60    0.60    0.63    0.65    0.68    0.72    0.79
23     0.49    0.49    0.51    0.53    0.55    0.56    0.57    0.58    0.59    0.62    0.65    0.68    0.74    0.81
24     0.43    0.44    0.48    0.51    0.54    0.55    0.56    0.58    0.60    0.63    0.67    0.71    0.77    0.85
25     0.35    0.40    0.46    0.51    0.53    0.55    0.57    0.58    0.62    0.66    0.70    0.75    0.82    0.91
26     0.32    0.39    0.46    0.52    0.54    0.56    0.57    0.61    0.64    0.69    0.74    0.80    0.88    0.99
27     0.30    0.39    0.46    0.53    0.56    0.57    0.61    0.64    0.68    0.74    0.80    0.87    0.96    1.09
28     0.30    0.39    0.47    0.53    0.57    0.60    0.63    0.68    0.73    0.79    0.87    0.96    1.06    1.20
29     0.29    0.39    0.48    0.54    0.60    0.63    0.68    0.73    0.78    0.87    0.96    1.06    1.17    1.30
30     0.28    0.39    0.47    0.55    0.62    0.68    0.73    0.78    0.86    0.95    1.04    1.14    1.26    1.42
31     0.27    0.38    0.47    0.55    0.63    0.71    0.78    0.84    0.91    0.99    1.09    1.22    1.38    1.57
32     0.26    0.36    0.47    0.55    0.64    0.72    0.80    0.87    0.94    1.02    1.14    1.31    1.53    1.76
33     0.27    0.38    0.48    0.58    0.67    0.76    0.85    0.91    0.98    1.07    1.21    1.42    1.68    1.92
34     0.29    0.39    0.51    0.60    0.71    0.80    0.90    0.97    1.05    1.16    1.34    1.57    1.83    2.09
35     0.31    0.41    0.52    0.63    0.73    0.84    0.94    1.04    1.15    1.30    1.49    1.72    1.98    2.24
36     0.32    0.43    0.54    0.65    0.77    0.87    0.99    1.14    1.29    1.47    1.66    1.89    2.15    2.43
37     0.34    0.44    0.56    0.67    0.78    0.91    1.07    1.26    1.45    1.63    1.82    2.03    2.31    2.63
38     0.37    0.49    0.61    0.71    0.83    0.98    1.18    1.40    1.61    1.79    1.97    2.20    2.49    2.82
39     0.40    0.54    0.66    0.77    0.90    1.08    1.32    1.54    1.76    1.94    2.13    2.38    2.70    3.06
40     0.43    0.58    0.71    0.83    0.99    1.21    1.46    1.70    1.89    2.09    2.32    2.62    2.96    3.34
41     0.45    0.63    0.79    0.94    1.12    1.36    1.62    1.84    2.06    2.29    2.57    2.91    3.28    3.69
42     0.48    0.70    0.89    1.06    1.26    1.50    1.76    2.00    2.25    2.53    2.86    3.23    3.64    4.13
43     0.51    0.73    0.95    1.14    1.35    1.59    1.87    2.14    2.44    2.76    3.13    3.56    4.08    4.62
44     0.54    0.78    1.00    1.20    1.41    1.68    1.99    2.33    2.65    3.01    3.41    3.98    4.56    5.10
45     0.60    0.84    1.05    1.26    1.51    1.80    2.16    2.53    2.92    3.29    3.79    4.46    5.03    5.52
46     0.65    0.88    1.09    1.32    1.61    1.97    2.37    2.80    3.22    3.67    4.26    4.93    5.48    5.97
47     0.71    0.92    1.14    1.41    1.75    2.14    2.60    3.08    3.55    4.12    4.72    5.37    5.92    6.59
48     0.77    0.99    1.24    1.54    1.89    2.31    2.81    3.35    3.89    4.56    5.14    5.80    6.46    7.35
49     0.81    1.08    1.37    1.69    2.06    2.50    3.03    3.65    4.22    4.88    5.55    6.33    7.21    8.27

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)(ages 0 - 49) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
  0.39    0.53    0.66    0.77    0.83    0.85    0.85     0.85     0.85     0.85     0.85  0.86      25
  0.50    0.63    0.73    0.81    0.84    0.85    0.85     0.85     0.85     0.85     0.86  0.89      26
  0.60    0.70    0.78    0.83    0.84    0.85    0.85     0.85     0.85     0.86     0.88  0.93      27
  0.68    0.76    0.82    0.84    0.85    0.85    0.85     0.85     0.86     0.87     0.90  0.91      28
  0.76    0.82    0.84    0.85    0.85    0.85    0.85     0.86     0.87     0.88     0.88  0.88      29
  0.82    0.84    0.85    0.85    0.85    0.85    0.86     0.86     0.86     0.86     0.86  0.86      30
  0.84    0.84    0.84    0.84    0.84    0.84    0.84     0.84     0.84     0.84     0.84  0.84      31
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.83      32
  0.82    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.84      33
  0.81    0.81    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.84  0.85      34
  0.81    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.84     0.85  0.87      35
  0.81    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.84     0.85     0.87  0.91      36
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.84     0.85     0.87     0.91  0.95      37
  0.83    0.83    0.83    0.83    0.83    0.83    0.84     0.85     0.87     0.91     0.95  1.02      38
  0.83    0.83    0.83    0.83    0.83    0.84    0.85     0.87     0.91     0.95     1.02  1.09      39
  0.83    0.83    0.83    0.83    0.84    0.85    0.87     0.91     0.95     1.02     1.09  1.16      40
  0.83    0.83    0.83    0.84    0.85    0.87    0.91     0.95     1.02     1.09     1.16  1.26      41
  0.80    0.80    0.84    0.85    0.87    0.91    0.95     1.02     1.09     1.16     1.26  1.39      42
  0.80    0.80    0.85    0.86    0.91    0.95    1.02     1.09     1.16     1.26     1.39  1.53      43
  0.80    0.82    0.86    0.91    0.95    1.02    1.08     1.16     1.26     1.39     1.53  1.71      44
  0.82    0.86    0.90    0.95    1.02    1.08    1.16     1.26     1.39     1.53     1.71  1.91      45
  0.84    0.90    0.95    1.02    1.08    1.16    1.26     1.39     1.53     1.71     1.91  2.10      46
  0.87    0.95    1.02    1.08    1.16    1.26    1.39     1.53     1.71     1.91     2.10  2.31      47
  0.91    1.01    1.08    1.16    1.26    1.39    1.53     1.71     1.91     2.10     2.31  2.42      48
  0.97    1.07    1.16    1.26    1.39    1.53    1.71     1.91     2.10     2.29     2.42  2.55      49
  1.03    1.15    1.26    1.39    1.53    1.71    1.91     2.10     2.27     2.42     2.55  2.74      50
  1.11    1.26    1.39    1.53    1.71    1.91    2.10     2.27     2.41     2.55     2.74  2.97      51
  1.21    1.38    1.53    1.71    1.90    2.10    2.26     2.40     2.55     2.74     2.97  3.29      52
  1.34    1.53    1.70    1.89    2.10    2.25    2.40     2.55     2.74     2.97     3.29  3.65      53
  1.48    1.69    1.88    2.09    2.25    2.39    2.55     2.74     2.97     3.29     3.65  4.11      54
  1.61    1.84    2.04    2.22    2.39    2.55    2.74     2.97     3.27     3.65     4.08  4.68      55
  1.80    2.01    2.20    2.37    2.54    2.73    2.95     3.25     3.64     4.08     4.57  5.26      56
  1.99    2.18    2.37    2.54    2.73    2.95    3.24     3.64     4.06     4.53     5.10  5.89      57
  2.14    2.34    2.53    2.73    2.95    3.23    3.63     4.04     4.50     5.04     5.62  6.41      58
  2.31    2.50    2.72    2.95    3.23    3.59    4.00     4.46     4.99     5.56     6.14  7.02      59
  2.48    2.70    2.95    3.23    3.58    3.96    4.41     4.93     5.49     6.07     6.68  7.76      60
  2.69    2.95    3.23    3.56    3.94    4.35    4.88     5.43     6.01     6.65     7.31  8.67      61
  2.93    3.23    3.55    3.91    4.33    4.81    5.36     5.94     6.58     7.29     8.15  9.80      62
  3.17    3.52    3.90    4.31    4.78    5.29    5.87     6.52     7.26     8.12     9.25  11.07     63
  3.44    3.85    4.27    4.76    5.27    5.81    6.45     7.22     8.09     9.21    10.49  12.40     64
  3.76    4.21    4.71    5.24    5.79    6.39    7.16     8.04     9.15    10.37    11.71  13.80     65
  4.17    4.68    5.20    5.76    6.38    7.09    7.99     9.08    10.27    11.65    12.87  15.21     66
  4.68    5.16    5.70    6.34    7.08    7.92    8.99    10.17    11.50    12.80    13.88  16.63     67
  5.15    5.61    6.28    7.03    7.90    8.89   10.06    11.30    12.59    13.80    15.22  18.16     68
  5.59    6.19    6.96    7.85    8.85    9.93   11.15    12.42    13.69    15.01    16.63  19.73     69
  6.07    6.85    7.77    8.78    9.86   10.99   12.23    13.50    14.77    16.51    18.48  21.65     70
  6.76    7.69    8.73    9.84   10.97   12.11   13.34    14.58    16.25    18.37    20.77  23.80     71
  7.57    8.66    9.81   10.97   12.11   13.23   14.39    16.00    18.09    20.66    23.47  26.68     72
  8.52    9.76   10.95   12.11   13.23   14.26   15.77    17.81    20.35    23.34    26.34  29.70     73
  9.57   10.93   12.11   13.23   14.24   15.55   17.56    20.06    22.99    26.21    29.30  32.86     74

                                   Exhibit II

2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.89    1.19    1.51    1.86    2.23    2.69    3.28    3.93    4.52    5.20    6.03    7.06    8.19    9.43
51     0.98    1.34    1.70    2.06    2.44    2.92    3.51    4.16    4.84    5.63    6.68    8.02    9.34   10.63
52     1.07    1.49    1.90    2.29    2.68    3.14    3.74    4.45    5.25    6.26    7.56    9.12   10.52   11.42
53     1.11    1.61    2.07    2.52    2.94    3.43    4.09    4.93    5.86    7.10    8.62   10.29   11.31   12.45
54     1.15    1.73    2.27    2.74    3.18    3.75    4.54    5.55    6.64    8.09    9.70   11.04   12.32   13.67
55     1.19    1.86    2.46    2.94    3.44    4.14    5.11    6.28    7.50    9.04   10.34   11.95   13.52   15.09
56     1.24    1.99    2.63    3.18    3.77    4.63    5.77    7.08    8.37    9.62   11.17   13.01   14.90   16.75
57     1.29    2.09    2.81    3.47    4.20    5.21    6.49    7.88    9.20   10.72   12.52   14.53   16.53   18.80
58     1.39    2.23    3.02    3.81    4.73    5.88    7.23    8.63    9.93   11.64   13.68   16.12   18.55   21.18
59     1.52    2.39    3.28    4.22    5.31    6.58    7.98    9.34   10.60   12.52   14.85   17.75   20.90   23.74
60     1.70    2.59    3.57    4.67    5.91    7.28    8.70   10.04   11.29   13.46   16.18   19.44   23.16   26.36
61     1.91    2.83    3.89    5.11    6.51    7.98    9.41   10.72   11.98   14.49   17.53   21.01   24.85   29.11
62     2.15    3.10    4.25    5.60    7.13    8.70   10.17   11.52   12.86   15.66   18.90   22.50   26.53   31.12
63     2.30    3.42    4.74    6.23    7.86    9.52   11.09   12.56   14.07   17.07   20.47   24.27   28.62   33.70
64     2.41    3.76    5.27    6.91    8.68   10.45   12.17   13.84   15.55   18.72   22.33   26.48   31.32   37.04
65     2.47    4.09    5.83    7.68    9.59   11.51   13.38   15.24   17.17   20.57   24.52   29.15   34.62   41.18
66     2.51    4.61    6.53    8.52   10.69   12.74   14.71   16.73   18.93   22.65   27.07   32.29   38.56   46.04
67     2.68    5.20    7.30    9.45   11.94   14.09   16.19   18.35   20.81   24.97   29.95   35.94   43.08   51.30
68     3.11    5.85    8.17   10.49   13.07   15.65   18.19   20.72   23.29   28.04   33.79   40.65   48.56   57.92
69     3.52    6.59    9.15   11.64   13.69   17.46   20.03   22.50   25.41   30.83   37.32   44.82   53.70   63.56
70     3.96    7.42   10.23   12.92   14.29   19.35   21.73   24.36   29.77   36.13   43.48   52.18   61.86   72.82
71     5.12    8.37   11.45   13.60   16.68   20.98   23.34   29.46   33.26   40.29   48.58   57.85   68.36   80.47
72     6.61    9.43   12.82   15.90   19.04   22.34   25.90   29.84   34.37   42.01   50.51   60.20   71.41   84.47
73     7.76   11.57   14.98   18.03   20.88   23.79   27.05   32.84   36.34   44.28   53.29   63.73   75.93   90.04
74     9.19   12.82   16.47   19.94   23.05   25.96   31.36   35.20   39.28   48.05   57.91   69.45   82.84   98.18
75    10.86   13.68   17.86   22.29   25.20   29.93   34.07   38.44   47.98   57.38   68.97   82.28   97.55  114.77
76    11.16   15.26   19.75   24.44   28.52   32.92   37.53   46.25   56.86   68.49   81.73   96.92  114.06  133.15
77    11.50   16.52   21.73   27.19   31.83   36.65   44.61   55.42   62.68   78.49   93.31  110.06  128.75  149.34
78    12.21   17.77   23.85   30.78   35.81   43.03   54.04   61.90   78.17   93.21  109.94  128.60  149.17  165.54
79    13.14   19.33   26.64   34.99   41.54   52.70   61.15   76.89   83.87   99.88  117.52  137.03  157.11  178.13
80    14.13   21.51   30.14   40.09   51.42   60.40   75.65   82.96   95.96  113.48  132.60  152.32  173.85  210.27
81    15.38   24.31   34.66   46.46   59.74   74.47   82.09   95.04  108.69  127.63  146.94  172.66  210.09  225.56
82    17.06   28.00   40.37   54.20   69.48   81.26   94.17  107.84  114.86  146.71  172.53  209.93  225.39  241.65
83    19.65   32.82   47.35   63.24   80.51   93.33  107.03  114.13  146.18  172.41  209.78  225.23  241.49  256.08
84    23.55   38.90   55.52   73.42   92.51  106.26  113.42  145.53  171.99  209.65  225.09  241.34  255.93  271.36
85    28.89   46.29   64.88   84.51  105.50  112.74  144.92  171.60  209.19  224.97  241.21  255.80  271.22  287.54
86    35.59   54.95   75.38   97.01  112.09  144.33  171.06  208.76  224.52  241.09  255.67  271.10  287.42  304.68
87    43.42   65.29   88.02  111.44  143.79  170.55  208.38  224.11  240.66  255.57  270.99  287.30  304.57  322.81
88    52.86   78.07  103.36  143.23  170.08  208.02  223.74  240.27  255.17  270.89  287.21  304.47  322.72  342.00
89    65.22   94.02  137.72  169.60  207.71  223.40  239.92  254.80  270.53  287.12  304.38  322.63  341.93  362.33
90    81.90  131.34  165.80  207.39  223.09  239.59  254.47  270.19  286.79  304.31  322.56  341.87  362.29  383.85
91   123.13  161.42  207.08  222.79  239.30  254.17  269.89  286.49  304.02  322.50  341.81  362.24  383.82  406.63
92   155.82  206.76  222.48  239.02  253.90  269.62  286.22  303.77  322.26  341.76  362.20  383.80  406.63  430.21
93   206.45  222.18  238.73  253.64  269.37  285.98  303.53  322.05  341.57  362.17  383.78  406.63  430.21  455.16
94   221.88  238.44  253.37  269.12  285.76  303.32  321.85  341.41  362.03  383.76  406.63  430.21  455.16  481.56
95   238.15  253.10  268.88  285.54  303.12  321.67  341.25  361.92  383.70  406.63  430.21  455.16  481.56  509.49
96   252.83  268.63  285.32  302.93  321.51  341.11  361.81  383.64  406.63  430.21  455.16  481.56  509.49  539.05
97   268.38  285.10  302.74  321.35  340.98  361.71  383.58  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   284.88  302.55  321.19  340.86  361.62  383.53  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   302.36  321.03  340.73  361.54  383.48  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  319.84  339.51  360.27  382.22  405.34  429.73  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
 10.73   12.11   13.21   14.21   15.49   17.33   19.78    22.67    25.81    29.14    32.37  36.32     75
 11.79   13.19   14.17   15.41   17.25   19.52   22.36    25.46    28.72    32.22    35.74  40.08     76
 12.79   14.13   15.33   17.15   19.40   22.08   25.13    28.35    31.78    35.59    39.52  44.47     77
 13.81   15.25   17.05   19.28   21.68   24.83   27.99    31.37    35.12    39.38    43.88  49.61     78
 15.17   16.95   19.16   21.60   24.37   27.68   31.01    34.69    38.88    43.74    48.96  55.56     79
 16.85   19.04   21.52   24.15   27.15   30.67   34.30    38.42    43.20    48.84    54.86  62.05     80
 18.92   21.50   24.13   26.85   30.02   33.88   37.95    42.67    48.23    54.71    61.28  69.45     81
 21.47   24.10   26.82   29.67   33.16   37.50   42.15    47.64    54.05    61.13    68.60  77.12     82
 24.06   26.78   29.64   32.76   36.68   41.66   47.07    53.40    60.40    68.45    76.20  85.36     83
 26.72   29.58   32.71   36.24   40.74   46.54   52.77    59.68    67.64    76.05    84.35  94.49     84
 29.51   32.64   36.17   40.24   45.50   52.18   58.99    66.84    75.13    84.16    93.33  104.68    85
 32.55   36.08   40.16   44.92   50.99   58.34   66.08    74.26    83.18    93.15   103.43  115.99    86
 35.98   40.05   44.81   50.34   57.00   65.38   73.44    82.24    92.08   103.26   114.64  128.32    87
 39.68   44.68   50.21   56.25   63.86   72.68   81.36    91.09   102.12   114.49   126.86  141.51    88
 43.89   50.05   56.09   63.00   70.98   80.54   90.14   101.04   113.25   126.73   139.93  155.38    89
 49.01   55.90   62.81   70.02   78.63   89.25  100.02   112.09   125.40   139.84   153.70  169.81    90
 54.64   62.65   69.82   77.55   87.07   98.96  110.89   124.07   138.34   153.59   167.99  183.19    91
 61.01   69.66   77.36   85.90   96.59  109.74  122.77   136.88   151.96   167.89   181.24  197.07    92
 68.29   77.20   85.71   95.31  107.13  121.50  135.46   150.38   166.14   181.16   195.01  211.63    93
 74.74   85.57   95.12  105.75  118.64  134.08  148.85   164.43   179.30   194.94   211.55  226.96    94
 85.45   94.99  105.57  117.15  130.97  147.35  162.76   177.45   192.91   211.50   226.83  242.98    95
 94.57  105.45  116.98  129.35  143.97  161.14  175.68   190.97   211.47   226.76   242.88  257.32    96
 99.56  116.78  129.20  142.22  157.49  173.96  189.09   211.44   226.72   242.86   257.32  272.49    97
106.19  124.37  142.10  155.63  170.07  187.28  211.41   226.69   242.80   257.32   272.49  288.55    98
115.49  134.77  155.54  168.11  183.15  211.38  226.66   242.76   257.32   272.49   288.55  305.55    99
133.96  155.54  168.06  181.09  211.35  226.63  242.72   257.32   272.49   288.55   305.55  323.54   100
154.18  167.80  180.79  211.32  226.60  242.68  257.32   272.49   288.55   305.55   323.54  342.58   101
165.74  180.53  211.00  226.57  242.64  257.32  272.49   288.55   305.55   323.54   342.58  362.74   102
180.29  210.72  226.26  242.60  257.28  272.49  288.55   305.55   323.54   342.58   362.74  384.06   103
210.48  225.99  242.31  256.96  272.45  288.55  305.55   323.54   342.58   362.74   384.06  406.63   104
225.76  242.05  256.69  272.16  288.51  305.55  323.54   342.58   362.74   384.06   406.63  430.21   105
241.84  256.46  271.91  288.25  305.52  323.54  342.58   362.74   384.06   406.63   430.21  455.16   106
256.26  271.70  288.03  305.29  323.51  342.58  362.74   384.06   406.63   430.21   455.16  481.56   107
271.52  287.84  305.10  323.32  342.55  362.74  384.06   406.63   430.21   455.16   481.56  509.49   108
287.68  304.94  323.16  342.41  362.71  384.06  406.63   430.21   455.16   481.56   509.49  539.05   109
304.80  323.03  342.28  362.61  384.05  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
322.91  342.18  362.53  384.00  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
342.08  362.45  383.95  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
362.39  383.91  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
383.88  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

                                   Exhibit II

2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.62
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.62    0.78
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.61    0.78    0.93
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.61    0.78    0.93    1.06
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.61    0.78    0.93    1.06    1.14
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.60    0.78    0.93    1.05    1.13    1.19
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.60    0.78    0.93    1.05    1.13    1.19    1.24
10     0.13    0.13    0.15    0.19    0.25    0.35    0.60    0.77    0.93    1.05    1.13    1.18    1.22    1.27
11     0.13    0.15    0.18    0.24    0.34    0.60    0.77    0.93    1.03    1.11    1.16    1.21    1.26    1.33
12     0.14    0.17    0.24    0.33    0.60    0.77    0.93    1.03    1.10    1.15    1.20    1.24    1.32    1.41
13     0.16    0.23    0.32    0.60    0.77    0.93    1.02    1.09    1.14    1.18    1.23    1.30    1.38    1.46
14     0.22    0.31    0.60    0.77    0.93    1.02    1.08    1.12    1.17    1.21    1.27    1.36    1.44    1.51
15     0.30    0.60    0.77    0.93    1.01    1.05    1.11    1.15    1.20    1.26    1.35    1.41    1.50    1.53
16     0.60    0.77    0.93    1.01    1.05    1.09    1.14    1.18    1.24    1.31    1.38    1.45    1.50    1.55
17     0.77    0.93    1.01    1.04    1.08    1.14    1.18    1.22    1.30    1.35    1.40    1.45    1.48    1.52
18     0.93    0.99    1.03    1.07    1.11    1.15    1.21    1.27    1.32    1.35    1.38    1.42    1.45    1.50
19     0.95    0.99    1.03    1.07    1.11    1.16    1.22    1.27    1.30    1.32    1.35    1.37    1.42    1.49
20     0.93    0.97    1.01    1.05    1.09    1.16    1.19    1.22    1.25    1.27    1.30    1.33    1.40    1.50
21     0.89    0.93    0.96    1.00    1.06    1.09    1.14    1.15    1.19    1.22    1.27    1.33    1.42    1.54
22     0.84    0.88    0.91    0.97    1.01    1.04    1.07    1.10    1.13    1.20    1.26    1.33    1.43    1.58
23     0.79    0.82    0.88    0.94    0.98    1.03    1.05    1.08    1.13    1.20    1.28    1.37    1.50    1.65
24     0.71    0.77    0.84    0.92    0.98    1.02    1.05    1.10    1.16    1.25    1.33    1.43    1.56    1.75
25     0.61    0.70    0.82    0.93    0.99    1.04    1.08    1.13    1.21    1.31    1.41    1.52    1.68    1.88
26     0.56    0.69    0.83    0.96    1.02    1.06    1.11    1.19    1.27    1.39    1.51    1.64    1.81    2.06
27     0.53    0.70    0.86    0.98    1.06    1.11    1.19    1.27    1.37    1.51    1.64    1.80    1.98    2.27
28     0.54    0.73    0.89    1.01    1.11    1.17    1.25    1.35    1.47    1.63    1.80    1.98    2.21    2.51
29     0.53    0.74    0.91    1.04    1.17    1.25    1.35    1.47    1.59    1.80    1.98    2.21    2.44    2.75
30     0.54    0.75    0.91    1.07    1.22    1.35    1.47    1.59    1.76    1.98    2.17    2.40    2.66    3.00
31     0.51    0.74    0.92    1.10    1.27    1.44    1.59    1.73    1.89    2.08    2.29    2.58    2.93    3.35
32     0.50    0.71    0.93    1.11    1.30    1.47    1.66    1.82    1.97    2.15    2.42    2.79    3.27    3.78
33     0.54    0.76    0.97    1.18    1.38    1.57    1.76    1.92    2.08    2.28    2.60    3.05    3.62    4.15
34     0.58    0.80    1.04    1.24    1.47    1.68    1.89    2.07    2.25    2.50    2.88    3.39    3.96    4.53
35     0.63    0.85    1.09    1.31    1.54    1.79    2.00    2.23    2.49    2.82    3.24    3.75    4.32    4.90
36     0.67    0.89    1.13    1.37    1.62    1.85    2.12    2.45    2.80    3.21    3.63    4.13    4.70    5.32
37     0.71    0.91    1.17    1.42    1.67    1.95    2.30    2.73    3.16    3.57    3.99    4.47    5.09    5.77
38     0.76    1.02    1.29    1.52    1.77    2.11    2.56    3.06    3.53    3.95    4.36    4.86    5.49    6.24
39     0.84    1.14    1.40    1.63    1.92    2.33    2.87    3.38    3.88    4.30    4.72    5.28    5.99    6.78
40     0.90    1.23    1.52    1.79    2.14    2.64    3.19    3.74    4.20    4.67    5.19    5.85    6.60    7.45
41     0.96    1.33    1.70    2.02    2.43    2.98    3.57    4.09    4.59    5.14    5.78    6.52    7.35    8.25
42     1.02    1.49    1.91    2.30    2.75    3.30    3.89    4.46    5.04    5.72    6.45    7.27    8.20    9.26
43     1.08    1.57    2.05    2.48    2.95    3.51    4.16    4.81    5.50    6.28    7.09    8.07    9.21   10.41
44     1.16    1.69    2.17    2.62    3.12    3.73    4.45    5.24    6.02    6.88    7.78    9.05   10.35   11.41
45     1.29    1.81    2.30    2.77    3.34    4.02    4.87    5.74    6.66    7.57    8.69   10.20   11.41   12.25
46     1.42    1.92    2.40    2.91    3.58    4.39    5.30    6.30    7.29    8.35    9.66   11.12   12.25   13.06
47     1.56    2.03    2.51    3.12    3.90    4.78    5.80    6.90    7.97    9.28   10.57   11.94   13.06   14.06
48     1.71    2.20    2.76    3.42    4.21    5.14    6.25    7.45    8.66   10.14   11.34   12.73   14.06   15.47
49     1.83    2.43    3.06    3.78    4.59    5.55    6.72    8.06    9.30   10.73   12.10   13.69   15.45   17.33

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
  0.39    0.53    0.70    0.88    1.01    1.11    1.17     1.22     1.28     1.34     1.41  1.49      25
  0.50    0.67    0.84    0.99    1.08    1.15    1.22     1.28     1.34     1.41     1.49  1.57      26
  0.64    0.80    0.95    1.07    1.15    1.22    1.28     1.34     1.41     1.49     1.56  1.66      27
  0.78    0.93    1.06    1.15    1.22    1.28    1.34     1.41     1.49     1.54     1.61  1.66      28
  0.93    1.06    1.14    1.22    1.28    1.34    1.41     1.49     1.54     1.59     1.61  1.64      29
  1.06    1.14    1.22    1.28    1.34    1.41    1.49     1.54     1.56     1.58     1.60  1.62      30
  1.14    1.22    1.27    1.33    1.41    1.49    1.51     1.53     1.55     1.57     1.59  1.61      31
  1.20    1.27    1.31    1.39    1.47    1.49    1.51     1.53     1.55     1.57     1.59  1.61      32
  1.25    1.30    1.38    1.46    1.49    1.51    1.53     1.55     1.57     1.59     1.61  1.65      33
  1.29    1.35    1.44    1.49    1.51    1.53    1.55     1.57     1.59     1.61     1.65  1.71      34
  1.35    1.42    1.49    1.51    1.53    1.55    1.57     1.59     1.61     1.65     1.71  1.75      35
  1.41    1.48    1.51    1.53    1.55    1.57    1.59     1.61     1.65     1.71     1.75  1.85      36
  1.48    1.51    1.53    1.55    1.57    1.59    1.61     1.65     1.71     1.75     1.85  1.95      37
  1.51    1.53    1.55    1.57    1.59    1.61    1.65     1.71     1.75     1.85     1.95  2.10      38
  1.53    1.55    1.57    1.59    1.61    1.65    1.71     1.75     1.85     1.95     2.10  2.25      39
  1.55    1.57    1.59    1.61    1.65    1.71    1.75     1.85     1.95     2.10     2.25  2.43      40
  1.57    1.59    1.61    1.65    1.70    1.75    1.85     1.95     2.10     2.25     2.43  2.66      41
  1.54    1.56    1.65    1.70    1.75    1.84    1.94     2.10     2.25     2.43     2.66  2.94      42
  1.56    1.57    1.70    1.74    1.84    1.94    2.10     2.25     2.43     2.66     2.94  3.27      43
  1.57    1.64    1.74    1.84    1.94    2.09    2.25     2.42     2.66     2.94     3.27  3.67      44
  1.64    1.74    1.84    1.94    2.09    2.25    2.42     2.65     2.94     3.27     3.67  4.09      45
  1.69    1.84    1.94    2.09    2.25    2.42    2.65     2.94     3.27     3.67     4.09  4.48      46
  1.77    1.94    2.09    2.25    2.42    2.65    2.94     3.27     3.67     4.09     4.48  4.91      47
  1.87    2.08    2.25    2.42    2.65    2.94    3.27     3.67     4.06     4.48     4.91  5.13      48
  2.01    2.22    2.42    2.65    2.94    3.27    3.66     4.06     4.48     4.87     5.13  5.39      49
  2.13    2.41    2.65    2.94    3.27    3.65    4.06     4.48     4.84     5.13     5.39  5.77      50
  2.32    2.64    2.94    3.27    3.64    4.06    4.48     4.84     5.13     5.39     5.77  6.24      51
  2.53    2.91    3.27    3.63    4.06    4.48    4.83     5.13     5.39     5.77     6.24  6.88      52
  2.82    3.23    3.62    4.06    4.48    4.82    5.13     5.39     5.77     6.24     6.88  7.62      53
  3.13    3.60    4.06    4.48    4.81    5.13    5.39     5.77     6.24     6.88     7.62  8.55      54
  3.44    3.93    4.39    4.80    5.13    5.39    5.77     6.24     6.88     7.62     8.48  9.60      55
  3.84    4.32    4.74    5.13    5.39    5.77    6.24     6.88     7.62     8.48     9.38  10.67     56
  4.27    4.71    5.12    5.39    5.77    6.24    6.88     7.62     8.48     9.38    10.44  11.80     57
  4.63    5.07    5.39    5.77    6.24    6.88    7.62     8.48     9.37    10.44    11.41  12.67     58
  5.01    5.39    5.77    6.24    6.88    7.62    8.48     9.37    10.44    11.41    12.25  13.68     59
  5.39    5.77    6.24    6.88    7.62    8.48    9.37    10.44    11.41    12.25    13.06  14.92     60
  5.77    6.24    6.88    7.62    8.48    9.37   10.44    11.41    12.25    13.06    14.06  16.46     61
  6.24    6.88    7.62    8.48    9.37   10.44   11.41    12.25    13.06    14.06    15.47  18.34     62
  6.88    7.62    8.48    9.37   10.44   11.41   12.25    13.06    14.06    15.47    17.33  20.43     63
  7.62    8.48    9.37   10.44   11.41   12.25   13.06    14.06    15.47    17.33    19.48  22.56     64
  8.35    9.36   10.44   11.41   12.25   13.06   14.06    15.47    17.33    19.48    21.62  24.65     65
  9.32   10.44   11.41   12.25   13.06   14.06   15.47    17.33    19.48    21.62    23.01  26.65     66
 10.44   11.41   12.25   13.06   14.06   15.47   17.33    19.48    21.62    23.01    24.34  28.57     67
 11.41   12.25   13.06   14.06   15.47   17.33   19.48    21.62    23.01    24.34    26.19  30.59     68
 12.25   13.06   14.06   15.47   17.33   19.48   21.62    23.01    24.34    26.19    28.31  32.57     69
 13.06   14.06   15.47   17.33   19.48   21.62   23.01    24.34    26.19    28.31    30.83  34.99     70
 14.06   15.47   17.33   19.48   21.62   23.01   24.34    26.19    28.31    30.83    33.98  37.64     71
 15.47   17.33   19.48   21.62   23.01   24.34   26.19    28.31    30.83    33.98    37.58  41.30     72
 17.33   19.48   21.62   23.01   24.34   26.19   28.31    30.83    33.98    37.58    41.30  44.96     73
 19.48   21.62   23.01   24.34   26.19   28.31   30.83    33.98    37.58    41.30    44.96  48.63     74

                                   Exhibit II

2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     2.02    2.70    3.41    4.16    4.98    5.97    7.25    8.62    9.88   11.32   12.98   15.05   17.27   19.48
51     2.25    3.05    3.84    4.65    5.46    6.48    7.71    9.09   10.49   12.10   14.19   16.85   19.38   21.62
52     2.50    3.43    4.34    5.17    6.00    6.96    8.20    9.66   11.28   13.30   15.85   18.88   21.48   22.99
53     2.62    3.74    4.76    5.70    6.57    7.58    8.93   10.63   12.47   14.92   17.83   20.97   22.69   24.34
54     2.72    4.05    5.24    6.24    7.13    8.27    9.88   11.89   14.00   16.79   19.79   22.16   24.31   26.19
55     2.85    4.40    5.71    6.72    7.73    9.12   11.06   13.36   15.67   18.53   20.82   23.61   26.19   28.31
56     2.97    4.67    6.08    7.23    8.43   10.16   12.44   15.00   17.41   19.63   22.36   25.53   28.31   30.83
57     3.06    4.90    6.46    7.85    9.35   11.40   13.95   16.63   19.06   21.78   24.91   28.29   30.83   33.98
58     3.30    5.19    6.92    8.59   10.47   12.81   15.47   18.12   20.46   23.55   27.06   30.83   33.98   37.58
59     3.59    5.54    7.48    9.47   11.70   14.27   16.99   19.52   21.77   25.22   29.21   33.98   37.58   41.30
60     3.99    5.99    8.12   10.43   12.99   15.72   18.43   20.90   23.06   26.99   31.62   37.02   41.30   44.96
61     4.46    6.51    8.81   11.38   14.23   17.15   19.85   22.21   24.37   28.92   34.07   39.70   44.96   48.63
62     5.00    7.11    9.57   12.40   15.52   18.62   21.37   23.76   26.03   31.12   36.49   42.20   48.26   52.82
63     5.33    7.81   10.63   13.75   17.03   20.28   23.20   25.80   28.36   33.77   39.28   45.16   51.58   57.47
64     5.56    8.55   11.78   15.18   18.73   22.17   25.34   28.30   31.20   36.85   42.60   48.89   55.90   62.74
65     5.68    9.26   12.96   16.79   20.60   24.29   27.74   31.02   34.31   40.31   46.50   53.41   61.20   68.86
66     5.72   10.29   14.32   18.32   22.57   26.36   29.83   33.24   36.83   43.16   49.92   57.58   66.42   75.84
67     6.03   11.46   15.77   20.01   24.75   28.58   32.10   35.59   39.42   46.20   53.68   62.33   72.23   83.04
68     6.92   12.74   17.40   21.84   26.58   31.09   35.25   39.17   42.91   50.34   58.81   68.52   79.20   91.29
69     7.73   14.16   19.19   23.83   27.33   33.96   37.91   41.46   45.52   53.64   63.02   73.36   85.13   97.48
70     8.61   15.74   21.14   25.98   27.97   36.81   40.17   43.70   51.77   60.88   71.15   82.85   95.23  108.58
71    11.00   17.51   23.29   26.89   32.00   39.04   42.08   48.56   56.13   65.68   76.99   89.04  102.11  116.55
72    14.04   19.46   25.67   30.88   35.81   40.64   45.54   50.64   56.24   66.16   77.41   89.72  103.40  118.75
73    16.29   23.56   29.53   34.38   38.46   42.30   46.35   54.16   57.57   67.31   78.91   91.87  106.48  122.75
74    19.08   25.74   31.95   37.32   41.57   45.07   52.33   56.34   60.20   74.65   89.48   96.73  112.39  129.65
75    22.26   27.08   34.07   40.94   44.50   50.71   55.31   59.98   72.61   88.31   95.76  111.46  128.81  147.67
76    22.42   29.60   36.97   44.06   49.46   54.83   59.86   70.63   87.16   95.29  110.42  128.41  147.44  163.87
77    22.62   31.41   39.87   48.09   54.20   59.74   69.99   86.02   95.07  109.90  124.78  143.71  159.99  178.26
78    23.51   33.08   42.89   53.39   59.62   69.18   84.90   94.85  109.39  121.55  136.23  156.20  175.96  195.12
79    24.75   35.22   46.92   59.50   68.10   83.79   94.63  108.88  119.96  132.64  152.50  173.69  194.47  222.69
80    26.02   38.36   51.99   66.82   82.70   94.41  108.37  118.40  131.13  148.38  169.44  190.16  222.69  235.97
81    27.68   42.41   58.52   75.85   94.19  107.86  116.86  130.23  146.04  164.26  189.53  222.69  235.97  249.66
82    29.99   47.74   66.68   86.63  107.36  115.34  129.33  145.25  161.92  188.90  222.69  235.97  249.66  264.85
83    33.74   54.67   76.47   98.94  113.84  128.44  144.46  159.62  188.27  222.69  235.97  249.66  264.85  277.90
84    39.45   63.29   87.65  112.36  127.56  143.68  157.35  187.64  222.69  235.97  249.66  264.85  277.90  291.56
85    47.19   73.49  100.05  126.68  142.90  155.11  187.02  222.69  235.97  249.66  264.85  277.90  291.56  305.86
86    56.64   85.33  113.87  142.13  152.90  186.40  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83
87    67.57   99.08  129.75  150.73  185.78  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48
88    80.36  115.44  148.59  185.16  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85
89    96.43  135.33  184.55  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99
90   117.67  183.94  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90
91   171.79  219.76  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63
92   210.92  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21
93   235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16
94   249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56
95   264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49
96   277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05
97   291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   320.83  336.48  352.85  369.98  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38
100  335.8   352.13  369.22  387.11  405.81  425.36  453.79  480.11  507.96  537.42  568.61  601.57  636.47  673.37

[2001 Valuation Basic Table -- Male -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
 21.62   23.01   24.34   26.19   28.31   30.83   33.98    37.58    41.30    44.96    48.63  52.92     75
 23.01   24.34   26.19   28.31   30.83   33.98   37.58    41.30    44.96    48.63    52.82  57.47     76
 24.34   26.19   28.31   30.83   33.98   37.58   41.30    44.96    48.63    52.82    57.47  62.74     77
 26.19   28.31   30.83   33.98   37.58   41.30   44.96    48.63    52.82    57.47    62.74  68.86     78
 28.31   30.83   33.98   37.58   41.30   44.96   48.63    52.82    57.47    62.74    68.86  75.84     79
 30.83   33.98   37.58   41.30   44.96   48.63   52.82    57.47    62.74    68.86    75.84  83.27     80
 33.98   37.58   41.30   44.96   48.63   52.82   57.47    62.74    68.86    75.84    83.27  91.60     81
 37.58   41.30   44.96   48.63   52.82   57.47   62.74    68.86    75.84    83.27    91.60  99.95     82
 41.30   44.96   48.63   52.82   57.47   62.74   68.86    75.84    83.27    91.60    99.95  108.66    83
 44.96   48.63   52.82   57.47   62.74   68.86   75.84    83.27    91.60    99.95   108.66  118.11    84
 48.63   52.82   57.47   62.74   68.86   75.84   83.27    91.60    99.95   108.66   118.11  129.28    85
 52.82   57.47   62.74   68.86   75.84   83.27   91.60    99.95   108.66   118.11   129.28  141.51    86
 57.47   62.74   68.86   75.84   83.27   91.60   99.95   108.66   118.11   129.28   141.51  154.63    87
 62.74   68.86   75.84   83.27   91.60   99.95  108.66   118.11   129.28   141.51   154.63  168.39    88
 68.86   75.84   83.27   91.60   99.95  108.66  118.11   129.28   141.51   154.63   168.39  182.58    89
 75.84   83.27   91.60   99.95  108.66  118.11  129.28   141.51   154.63   168.39   182.58  196.98    90
 83.27   91.60   99.95  108.66  118.11  129.28  140.05   154.55   168.39   182.58   196.98  209.75    91
 91.60   99.95  108.66  118.11  129.28  139.33  153.25   167.64   182.51   196.98   209.75  222.69    92
 99.95  108.66  118.11  129.28  138.61  151.63  166.06   181.01   196.30   209.75   222.69  235.97    93
108.66  118.11  129.28  137.89  151.34  164.12  179.12   194.47   208.34   222.69   235.97  249.66    94
118.11  129.28  137.18  146.96  163.52  176.82  192.33   206.43   222.69   235.97   249.66  264.85    95
129.28  136.47  144.81  161.64  175.84  189.50  203.78   222.69   235.97   249.66   264.85  277.90    96
135.76  142.69  160.71  172.01  188.09  200.40  222.69   235.97   249.66   264.85   277.90  291.56    97
140.60  159.79  170.12  187.75  198.51  222.69  235.97   249.66   264.85   277.90   291.56  305.86    98
148.35  168.25  185.34  197.73  222.69  235.97  249.66   264.85   277.90   291.56   305.86  320.83    99
167.84  182.95  197.07  222.69  235.97  249.66  264.85   277.90   291.56   305.86   320.83  336.48   100
180.59  196.42  222.69  235.97  249.66  264.85  277.90   291.56   305.86   320.83   336.48  352.85   101
195.77  222.69  235.97  249.66  264.85  277.90  291.56   305.86   320.83   336.48   352.85  369.99   102
222.69  235.97  249.66  264.85  277.90  291.56  305.86   320.83   336.48   352.85   369.99  387.90   103
235.97  249.66  264.85  277.90  291.56  305.86  320.83   336.48   352.85   369.99   387.90  406.63   104
249.66  264.85  277.90  291.56  305.86  320.83  336.48   352.85   369.99   387.90   406.63  430.21   105
264.85  277.90  291.56  305.86  320.83  336.48  352.85   369.99   387.90   406.63   430.21  455.16   106
277.90  291.56  305.86  320.83  336.48  352.85  369.99   387.90   406.63   430.21   455.16  481.56   107
291.56  305.86  320.83  336.48  352.85  369.99  387.90   406.63   430.21   455.16   481.56  509.49   108
305.86  320.83  336.48  352.85  369.99  387.90  406.63   430.21   455.16   481.56   509.49  539.05   109
320.83  336.48  352.85  369.99  387.90  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
336.48  352.85  369.99  387.90  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
352.85  369.99  387.90  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
369.99  387.90  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
387.90  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00
712.44  753.75  797.48  843.73  892.66  944.45  999.22

                                   Exhibit II

2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.29
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.29    0.31
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.28    0.30    0.31
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.28    0.30    0.31    0.32
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.28    0.29    0.30    0.32    0.33
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.27    0.29    0.30    0.31    0.33    0.33
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.27    0.28    0.29    0.31    0.32    0.33    0.34
10     0.12    0.12    0.13    0.15    0.18    0.24    0.26    0.28    0.28    0.30    0.31    0.32    0.34    0.35
11     0.12    0.13    0.15    0.18    0.24    0.25    0.27    0.28    0.29    0.30    0.31    0.33    0.35    0.35
12     0.13    0.15    0.18    0.24    0.25    0.26    0.27    0.28    0.29    0.30    0.32    0.34    0.35    0.37
13     0.15    0.18    0.24    0.25    0.26    0.26    0.27    0.28    0.29    0.31    0.33    0.34    0.36    0.38
14     0.18    0.24    0.25    0.26    0.26    0.26    0.28    0.28    0.30    0.31    0.33    0.35    0.38    0.40
15     0.24    0.25    0.26    0.26    0.26    0.27    0.28    0.28    0.30    0.31    0.34    0.37    0.39    0.42
16     0.25    0.26    0.26    0.25    0.26    0.27    0.28    0.29    0.31    0.32    0.35    0.38    0.41    0.45
17     0.26    0.26    0.25    0.25    0.26    0.27    0.28    0.30    0.31    0.34    0.37    0.40    0.44    0.47
18     0.25    0.24    0.24    0.25    0.26    0.27    0.28    0.31    0.33    0.36    0.40    0.43    0.47    0.51
19     0.23    0.23    0.24    0.25    0.26    0.27    0.29    0.32    0.35    0.38    0.42    0.46    0.50    0.54
20     0.21    0.22    0.23    0.24    0.25    0.28    0.31    0.34    0.37    0.41    0.45    0.50    0.54    0.57
21     0.19    0.20    0.22    0.24    0.26    0.29    0.33    0.35    0.40    0.43    0.48    0.52    0.57    0.62
22     0.17    0.19    0.22    0.24    0.27    0.31    0.34    0.38    0.42    0.47    0.51    0.56    0.60    0.65
23     0.15    0.18    0.21    0.24    0.28    0.32    0.36    0.41    0.45    0.49    0.54    0.59    0.64    0.69
24     0.14    0.18    0.21    0.25    0.29    0.33    0.38    0.42    0.48    0.52    0.57    0.62    0.67    0.72
25     0.13    0.18    0.21    0.26    0.30    0.35    0.40    0.45    0.50    0.55    0.60    0.64    0.70    0.75
26     0.13    0.18    0.22    0.27    0.31    0.37    0.42    0.46    0.52    0.57    0.62    0.67    0.73    0.78
27     0.14    0.18    0.23    0.28    0.33    0.38    0.43    0.48    0.54    0.59    0.64    0.69    0.76    0.83
28     0.15    0.19    0.24    0.29    0.34    0.39    0.45    0.50    0.55    0.60    0.67    0.73    0.80    0.87
29     0.16    0.21    0.26    0.30    0.35    0.41    0.45    0.52    0.57    0.63    0.69    0.76    0.84    0.93
30     0.17    0.22    0.26    0.32    0.36    0.42    0.47    0.52    0.58    0.66    0.73    0.81    0.90    1.01
31     0.19    0.24    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    0.77    0.87    0.98    1.11
32     0.20    0.24    0.29    0.34    0.39    0.45    0.51    0.57    0.65    0.74    0.84    0.95    1.08    1.22
33     0.21    0.25    0.30    0.35    0.41    0.48    0.55    0.62    0.70    0.81    0.93    1.05    1.20    1.36
34     0.21    0.25    0.30    0.37    0.43    0.50    0.58    0.68    0.77    0.89    1.02    1.17    1.34    1.51
35     0.21    0.26    0.31    0.38    0.45    0.54    0.64    0.75    0.86    0.99    1.14    1.31    1.49    1.70
36     0.21    0.27    0.33    0.41    0.49    0.59    0.70    0.82    0.96    1.11    1.27    1.46    1.67    1.89
37     0.21    0.27    0.34    0.43    0.53    0.65    0.77    0.91    1.06    1.24    1.42    1.63    1.86    2.11
38     0.22    0.29    0.37    0.47    0.58    0.70    0.85    1.00    1.18    1.37    1.58    1.81    2.07    2.34
39     0.23    0.31    0.40    0.52    0.64    0.78    0.94    1.12    1.30    1.52    1.75    2.01    2.29    2.60
40     0.26    0.35    0.45    0.57    0.71    0.86    1.04    1.24    1.45    1.68    1.94    2.22    2.54    2.88
41     0.29    0.39    0.51    0.64    0.79    0.97    1.15    1.36    1.60    1.86    2.15    2.46    2.80    3.18
42     0.32    0.44    0.57    0.72    0.89    1.07    1.29    1.52    1.77    2.06    2.36    2.72    3.09    3.50
43     0.37    0.50    0.65    0.81    1.01    1.21    1.44    1.69    1.97    2.27    2.62    2.99    3.40    3.86
44     0.42    0.56    0.74    0.93    1.13    1.36    1.60    1.88    2.18    2.51    2.89    3.29    3.75    4.24
45     0.47    0.64    0.83    1.04    1.27    1.52    1.79    2.09    2.42    2.78    3.17    3.62    4.11    4.65
46     0.53    0.72    0.94    1.16    1.41    1.69    1.99    2.31    2.67    3.06    3.49    3.98    4.50    5.08
47     0.59    0.80    1.04    1.29    1.57    1.86    2.19    2.54    2.92    3.35    3.82    4.34    4.91    5.53
48     0.66    0.89    1.14    1.42    1.71    2.03    2.38    2.77    3.19    3.65    4.16    4.72    5.34    6.02
49     0.69    0.93    1.25    1.54    1.86    2.20    2.58    2.99    3.44    3.94    4.50    5.11    5.78    6.53

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
  0.26    0.28    0.31    0.33    0.34    0.36    0.36     0.37     0.38     0.38     0.39  0.39      25
  0.28    0.30    0.32    0.33    0.35    0.36    0.37     0.38     0.38     0.38     0.39  0.41      26
  0.29    0.32    0.33    0.35    0.35    0.37    0.38     0.38     0.38     0.39     0.40  0.44      27
  0.31    0.32    0.34    0.35    0.36    0.37    0.38     0.38     0.39     0.40     0.43  0.45      28
  0.32    0.33    0.34    0.36    0.37    0.37    0.38     0.39     0.40     0.43     0.45  0.48      29
  0.33    0.34    0.35    0.37    0.37    0.38    0.39     0.40     0.43     0.45     0.48  0.49      30
  0.33    0.35    0.36    0.37    0.38    0.39    0.40     0.43     0.45     0.47     0.48  0.52      31
  0.34    0.36    0.36    0.38    0.39    0.40    0.43     0.45     0.47     0.48     0.52  0.55      32
  0.35    0.36    0.37    0.39    0.40    0.43    0.45     0.47     0.48     0.52     0.54  0.58      33
  0.35    0.37    0.39    0.40    0.42    0.45    0.47     0.48     0.52     0.54     0.58  0.63      34
  0.36    0.38    0.39    0.42    0.45    0.47    0.48     0.52     0.54     0.58     0.63  0.69      35
  0.38    0.39    0.41    0.44    0.47    0.48    0.51     0.54     0.57     0.62     0.68  0.73      36
  0.38    0.41    0.44    0.46    0.48    0.51    0.54     0.57     0.62     0.68     0.73  0.80      37
  0.40    0.44    0.46    0.48    0.51    0.54    0.57     0.62     0.68     0.73     0.78  0.83      38
  0.43    0.46    0.48    0.51    0.54    0.57    0.62     0.68     0.72     0.77     0.82  0.87      39
  0.45    0.48    0.51    0.54    0.57    0.62    0.68     0.72     0.77     0.82     0.87  0.92      40
  0.48    0.51    0.54    0.57    0.62    0.68    0.72     0.77     0.81     0.87     0.91  0.97      41
  0.51    0.54    0.57    0.62    0.68    0.72    0.77     0.81     0.87     0.91     0.97  1.04      42
  0.54    0.57    0.62    0.68    0.72    0.77    0.81     0.87     0.91     0.97     1.04  1.12      43
  0.57    0.62    0.68    0.72    0.77    0.81    0.87     0.91     0.97     1.04     1.12  1.21      44
  0.62    0.68    0.72    0.77    0.81    0.87    0.91     0.97     1.04     1.12     1.21  1.33      45
  0.66    0.72    0.76    0.81    0.86    0.91    0.97     1.04     1.12     1.21     1.33  1.47      46
  0.70    0.75    0.80    0.86    0.91    0.97    1.04     1.12     1.21     1.33     1.47  1.64      47
  0.73    0.79    0.84    0.90    0.97    1.04    1.12     1.21     1.33     1.47     1.64  1.83      48
  0.77    0.83    0.88    0.95    1.03    1.12    1.21     1.33     1.47     1.64     1.83  2.04      49
  0.80    0.87    0.94    1.02    1.11    1.21    1.33     1.47     1.64     1.83     2.04  2.29      50
  0.85    0.92    1.01    1.09    1.21    1.33    1.47     1.64     1.83     2.04     2.29  2.56      51
  0.90    0.99    1.08    1.19    1.32    1.47    1.64     1.83     2.04     2.29     2.56  2.88      52
  0.96    1.07    1.17    1.31    1.46    1.62    1.83     2.04     2.29     2.56     2.88  3.22      53
  1.04    1.15    1.30    1.45    1.61    1.81    2.04     2.29     2.56     2.88     3.22  3.58      54
  1.13    1.27    1.43    1.60    1.80    2.02    2.28     2.56     2.87     3.21     3.58  3.96      55
  1.25    1.41    1.58    1.79    2.01    2.26    2.55     2.86     3.20     3.57     3.96  4.41      56
  1.39    1.56    1.77    1.99    2.24    2.51    2.83     3.18     3.56     3.95     4.40  4.88      57
  1.54    1.75    1.97    2.22    2.49    2.80    3.15     3.52     3.94     4.38     4.87  5.39      58
  1.72    1.95    2.20    2.47    2.77    3.11    3.49     3.89     4.34     4.82     5.34  5.89      59
  1.92    2.17    2.45    2.75    3.08    3.44    3.85     4.30     4.77     5.29     5.83  6.41      60
  2.15    2.42    2.73    3.06    3.42    3.81    4.25     4.73     5.23     5.78     6.36  6.97      61
  2.39    2.69    3.03    3.39    3.79    4.21    4.68     5.20     5.74     6.31     6.93  7.58      62
  2.65    2.99    3.35    3.75    4.18    4.64    5.15     5.69     6.27     6.88     7.53  8.21      63
  2.93    3.30    3.71    4.14    4.61    5.11    5.65     6.23     6.84     7.49     8.18  8.90      64
  3.24    3.65    4.09    4.56    5.06    5.61    6.19     6.82     7.47     8.16     8.88  9.66      65
  3.58    4.03    4.51    5.02    5.57    6.16    6.79     7.45     8.15     8.87     9.65  10.50     66
  3.95    4.43    4.95    5.51    6.11    6.75    7.43     8.14     8.87     9.64    10.48  11.42     67
  4.35    4.88    5.45    6.06    6.71    7.40    8.12     8.86     9.63    10.47    11.40  12.45     68
  4.78    5.35    5.97    6.64    7.35    8.10    8.86     9.63    10.46    11.39    12.41  13.58     69
  5.23    5.86    6.55    7.27    8.05    8.86    9.62    10.46    11.37    12.41    13.53  14.84     70
  5.72    6.40    7.13    7.93    8.79    9.62   10.46    11.37    12.40    13.52    14.79  16.29     71
  6.22    6.96    7.77    8.64    9.59   10.45   11.37    12.40    13.52    14.77    16.24  17.91     72
  6.77    7.57    8.44    9.40   10.44   11.37   12.38    13.50    14.77    16.24    17.83  19.67     73
  7.35    8.23    9.19   10.24   11.35   12.38   13.50    14.77    16.24    17.83    19.60  21.60     74

                                   Exhibit II

2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.71    1.03    1.35    1.65    1.99    2.35    2.76    3.20    3.69    4.24    4.84    5.51    6.24    7.06
51     0.76    1.16    1.47    1.77    2.13    2.51    2.94    3.42    3.95    4.54    5.20    5.92    6.73    7.63
52     0.79    1.30    1.59    1.90    2.26    2.66    3.11    3.62    4.20    4.85    5.56    6.36    7.24    8.23
53     0.84    1.39    1.71    2.02    2.39    2.81    3.29    3.84    4.46    5.17    5.95    6.83    7.81    8.90
54     0.88    1.49    1.84    2.15    2.53    2.97    3.48    4.07    4.74    5.50    6.37    7.34    8.43    9.65
55     0.93    1.60    1.98    2.30    2.69    3.15    3.69    4.32    5.05    5.89    6.84    7.92    9.13   10.49
56     1.03    1.72    2.15    2.49    2.89    3.38    3.96    4.64    5.44    6.35    7.40    8.59    9.94   11.48
57     1.09    1.85    2.34    2.69    3.13    3.65    4.28    5.03    5.89    6.89    8.04    9.36   10.86   12.57
58     1.12    1.98    2.53    2.91    3.39    3.97    4.66    5.48    6.42    7.53    8.79   10.25   11.91   13.82
59     1.22    2.10    2.74    3.16    3.68    4.32    5.08    5.98    7.03    8.26    9.66   11.28   13.12   15.22
60     1.28    2.23    2.95    3.40    3.98    4.70    5.55    6.56    7.73    9.09   10.66   12.44   14.52   16.85
61     1.34    2.35    3.15    3.65    4.29    5.09    6.04    7.17    8.50   10.02   11.79   13.79   16.09   18.70
62     1.44    2.49    3.35    3.89    4.60    5.49    6.56    7.83    9.33   11.05   13.04   15.32   17.90   20.83
63     1.61    2.63    3.54    4.12    4.90    5.89    7.10    8.54   10.23   12.20   14.45   17.03   19.94   23.22
64     1.81    3.37    3.75    4.36    5.21    6.31    7.67    9.30   11.22   13.44   16.01   18.94   22.23   25.90
65     2.06    3.58    3.96    4.61    5.54    6.76    8.29   10.14   12.31   14.84   17.76   21.06   24.75   28.92
66     2.16    3.84    4.21    4.90    5.93    7.29    9.02   11.11   13.60   16.46   19.74   23.49   27.67   32.36
67     2.23    4.11    4.48    5.24    6.39    7.93    9.88   12.24   15.03   18.30   22.02   26.22   30.96   36.20
68     2.53    4.41    4.83    5.68    6.96    8.69   10.90   13.57   16.74   20.41   24.60   29.33   34.63   40.49
69     2.85    4.75    5.23    6.19    7.66    9.62   12.10   15.14   18.70   22.83   27.54   32.84   38.73   45.07
70     3.22    5.12    5.71    6.83    8.50   10.74   13.56   16.97   20.99   25.62   30.85   36.77   43.32   49.65
71     3.67    5.55    6.28    7.60    9.54   12.09   15.27   19.12   23.62   28.80   34.64   41.18   48.47   54.62
72     5.55    6.02    6.95    8.52   10.77   13.70   17.31   21.62   26.66   32.43   38.92   46.15   54.13   58.93
73     6.02    6.59    7.75    9.63   12.25   15.58   19.66   24.50   30.12   36.54   43.71   51.68   58.37   65.19
74     6.55    7.28    8.74   10.98   13.99   17.79   22.39   27.81   34.06   41.15   49.06   57.75   64.85   72.03
75     7.13    8.14    9.95   12.59   16.06   20.37   25.53   31.60   38.53   46.37   55.00   64.53   71.88   79.68
76     7.87    9.21   11.41   14.48   18.44   23.29   29.04   35.72   43.34   51.87   61.28   71.64   79.60   88.04
77     8.90   10.60   13.21   16.75   21.21   26.62   33.00   40.35   48.65   58.01   68.25   79.49   87.95   96.77
78    10.27   12.36   15.42   19.44   24.46   30.44   37.47   45.54   54.59   64.77   75.80   87.95   96.77  106.37
79    10.80   14.61   18.12   22.65   28.20   34.84   42.55   51.30   61.16   72.11   84.10   96.67  106.26  116.68
80    12.09   17.41   21.37   26.43   32.56   39.80   48.21   57.72   68.37   80.19   93.00  106.15  116.56  127.99
81    13.63   20.82   25.25   30.81   37.56   45.44   54.52   64.78   76.25   88.96  102.71  116.56  127.99  140.55
82    15.34   24.95   29.82   35.91   43.20   51.73   61.51   72.54   84.85   98.47  113.15  127.86  140.40  154.33
83    17.05   29.79   35.16   41.75   49.62   58.80   69.21   81.02   94.17  108.69  124.33  140.40  154.17  169.29
84    21.22   35.12   41.31   48.38   56.76   66.56   77.74   90.33  104.23  119.54  136.13  154.17  169.29  185.89
85    25.52   41.27   48.30   55.79   64.76   75.10   86.96  100.31  115.04  131.25  148.81  167.85  185.70  203.92
86    33.63   48.25   55.79   64.10   73.51   84.52   97.07  111.07  126.61  143.73  162.26  182.33  203.92  223.68
87    39.43   55.73   64.03   73.30   83.19   94.68  107.87  122.60  138.96  156.97  176.47  197.61  220.17  244.33
88    49.69   64.03   73.22   83.10   93.73  105.76  119.50  134.93  152.09  170.99  191.27  213.44  237.11  262.47
89    61.50   73.22   83.10   93.64  105.06  117.60  131.92  148.05  166.01  185.61  207.02  230.03  254.81  281.38
90    73.22   83.10   93.64  105.06  117.23  130.39  145.31  161.98  180.72  201.18  223.34  247.36  273.27  301.05
91    83.10   93.64  105.06  117.23  130.26  143.91  159.40  176.72  196.02  217.34  240.41  265.46  292.20  321.18
92    93.64  105.06  117.23  130.26  143.91  158.29  174.32  192.27  212.11  234.24  258.24  284.03  312.16  342.04
93   105.06  117.23  130.26  143.91  158.29  173.52  189.88  208.43  229.19  251.92  276.55  303.63  332.56  363.64
94   117.23  130.26  143.91  158.29  173.52  189.62  206.45  225.38  246.83  270.09  295.88  323.66  353.69  385.97
95   130.26  143.91  158.29  173.52  189.62  206.45  223.65  243.11  264.98  289.27  315.66  344.42  375.54  409.03
96   143.91  158.29  173.52  189.62  206.45  223.65  241.65  261.64  284.17  308.92  336.16  365.90  398.12  432.83
97   158.29  173.52  189.62  206.45  223.65  241.65  260.46  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   173.52  189.62  206.45  223.65  241.65  260.46  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   189.62  206.45  223.65  241.65  260.46  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  205.72  223.28  240.85  259.65  279.27  299.72  320.39  341.94  366.5   394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Nonsmoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
  7.96    8.93    9.99   11.16   12.37   13.50   14.77    16.24    17.83    19.60    21.56  23.75     75
  8.61    9.69   10.87   12.17   13.48   14.77   16.24    17.83    19.60    21.56    23.67  26.10     76
  9.33   10.52   11.84   13.30   14.73   16.24   17.83    19.60    21.56    23.67    26.02  28.69     77
 10.12   11.44   12.94   14.57   16.18   17.83   19.60    21.56    23.67    26.02    28.57  31.55     78
 11.01   12.50   14.15   15.99   17.77   19.58   21.54    23.67    26.02    28.57    31.41  34.64     79
 12.01   13.70   15.56   17.62   19.52   21.54   23.67    26.02    28.57    31.41    34.53  38.08     80
 13.16   15.06   17.17   19.46   21.45   23.65   25.99    28.57    31.41    34.50    37.92  42.85     81
 14.47   16.59   18.97   21.38   23.55   25.96   28.54    31.38    34.50    37.88    41.64  48.24     82
 15.93   18.33   20.98   23.47   25.86   28.51   31.35    34.46    37.88    41.64    45.78  53.57     83
 17.60   20.26   23.23   25.77   28.39   31.32   34.43    37.84    41.60    45.73    50.27  59.45     84
 19.48   22.44   25.66   28.30   31.18   34.39   37.80    41.55    45.73    50.27    55.19  66.09     85
 21.63   24.93   28.18   31.09   34.25   37.72   41.51    45.64    50.22    55.19    60.68  72.00     86
 24.11   27.79   30.95   34.14   37.61   41.42   45.59    50.16    55.14    60.61    66.69  81.13     87
 26.90   30.86   33.99   37.49   41.29   45.49   50.06    55.08    60.55    66.62    73.23  90.64     88
 30.02   33.89   37.33   41.16   45.35   49.90   54.97    60.49    66.55    73.16    80.42  100.76    89
 33.52   37.21   40.99   45.21   49.75   54.79   60.36    66.42    73.08    80.34    88.40  109.94    90
 37.17   40.95   45.16   49.70   54.74   60.30   66.35    73.01    80.34    88.31    97.06  114.02    91
 40.95   45.12   49.70   54.74   60.24   66.28   72.93    80.25    88.22    97.06   106.59  122.83    92
 45.07   49.65   54.68   60.18   66.28   72.93   80.17    88.22    96.96   106.59   117.16  136.28    93
 49.65   54.62   60.18   66.21   72.86   80.17   88.22    96.96   106.59   117.16   128.64  153.46    94
 54.62   60.18   66.21   72.86   80.17   88.13   96.86   106.48   117.04   128.64   141.40  174.88    95
 59.55   65.87   72.63   80.09   88.13   96.86  106.48   116.92   128.51   141.40   155.11  195.08    96
 65.53   72.48   79.93   88.13   96.86  106.48  116.92   128.51   141.26   154.95   170.15  215.88    97
 72.26   79.84   88.13   96.86  106.48  116.92  128.51   141.26   154.95   169.98   186.45  217.88    98
 79.76   88.04   96.77  106.48  116.80  128.38  141.12   154.80   169.98   186.45   204.53  228.37    99
 88.04   96.77  106.48  116.80  128.38  141.12  154.80   169.98   186.45   204.53   224.13  245.85   100
 96.77  106.37  116.80  128.38  140.97  154.80  169.81   186.26   204.33   224.13   245.85  269.42   101
106.37  116.80  128.25  140.97  154.64  169.81  186.26   204.33   224.13   245.85   269.42  295.54   102
116.68  128.25  140.83  154.64  169.64  186.26  204.33   224.13   245.61   269.42   295.24  323.87   103
128.12  140.83  154.48  169.64  186.07  204.33  224.13   245.61   269.42   295.24   323.22  354.91   104
140.55  154.48  169.47  186.07  204.12  223.91  245.61   269.42   295.24   322.57   354.91  388.35   105
154.33  169.47  186.07  204.12  223.91  245.61  269.42   295.24   322.25   354.91   388.35  422.59   106
169.47  185.89  204.12  223.91  245.61  269.42  295.24   321.60   354.91   388.35   422.59  457.63   107
185.89  204.12  223.91  245.61  269.42  295.24  320.96   354.91   388.35   422.59   457.63  492.87   108
203.92  223.91  245.61  269.15  295.24  320.31  354.91   388.35   422.59   457.63   492.87  529.51   109
223.68  245.61  269.15  295.24  319.98  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
245.36  269.15  295.24  319.34  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
269.15  295.24  318.69  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
289.53  318.30  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
309.73  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

                                   Exhibit II

2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.31
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.31    0.34
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.30    0.33    0.37
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.30    0.33    0.37    0.40
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.30    0.32    0.36    0.40    0.43
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.29    0.32    0.36    0.39    0.43    0.46
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.29    0.31    0.35    0.39    0.41    0.46    0.49
10     0.12    0.12    0.13    0.15    0.18    0.24    0.27    0.31    0.34    0.38    0.40    0.44    0.49    0.52
11     0.12    0.13    0.15    0.18    0.24    0.26    0.30    0.34    0.36    0.40    0.43    0.47    0.52    0.55
12     0.13    0.15    0.18    0.24    0.26    0.29    0.33    0.35    0.39    0.42    0.46    0.50    0.55    0.59
13     0.15    0.18    0.24    0.26    0.29    0.31    0.34    0.38    0.40    0.45    0.49    0.53    0.58    0.63
14     0.18    0.24    0.26    0.29    0.30    0.33    0.36    0.39    0.43    0.46    0.52    0.57    0.62    0.67
15     0.24    0.26    0.29    0.30    0.33    0.35    0.38    0.40    0.45    0.49    0.55    0.60    0.66    0.71
16     0.26    0.29    0.30    0.32    0.34    0.37    0.39    0.43    0.48    0.52    0.57    0.64    0.70    0.77
17     0.29    0.30    0.32    0.33    0.35    0.38    0.42    0.46    0.51    0.56    0.62    0.69    0.76    0.83
18     0.29    0.31    0.32    0.34    0.37    0.39    0.44    0.50    0.55    0.60    0.67    0.75    0.82    0.91
19     0.29    0.31    0.33    0.36    0.38    0.42    0.47    0.52    0.59    0.64    0.73    0.81    0.90    0.98
20     0.28    0.30    0.33    0.36    0.40    0.46    0.51    0.56    0.63    0.70    0.79    0.89    0.98    1.06
21     0.26    0.29    0.33    0.37    0.42    0.48    0.55    0.60    0.69    0.76    0.85    0.95    1.04    1.15
22     0.25    0.28    0.34    0.39    0.45    0.51    0.58    0.66    0.75    0.84    0.93    1.03    1.12    1.23
23     0.23    0.28    0.33    0.40    0.47    0.54    0.62    0.71    0.80    0.90    0.99    1.11    1.20    1.31
24     0.22    0.29    0.35    0.42    0.49    0.58    0.66    0.75    0.86    0.96    1.07    1.16    1.28    1.37
25     0.21    0.29    0.36    0.44    0.53    0.61    0.72    0.81    0.92    1.02    1.13    1.22    1.33    1.45
26     0.21    0.29    0.38    0.46    0.55    0.65    0.76    0.85    0.96    1.08    1.19    1.28    1.41    1.53
27     0.23    0.31    0.40    0.48    0.59    0.69    0.78    0.89    1.01    1.12    1.23    1.35    1.48    1.63
28     0.25    0.33    0.42    0.52    0.61    0.71    0.82    0.93    1.05    1.16    1.29    1.43    1.58    1.73
29     0.27    0.37    0.45    0.54    0.65    0.75    0.85    0.98    1.09    1.22    1.35    1.51    1.68    1.87
30     0.30    0.39    0.47    0.58    0.67    0.78    0.89    1.00    1.13    1.28    1.43    1.61    1.81    2.04
31     0.34    0.42    0.51    0.60    0.71    0.82    0.93    1.06    1.19    1.36    1.53    1.74    1.99    2.26
32     0.36    0.44    0.53    0.64    0.73    0.86    0.99    1.12    1.29    1.48    1.69    1.93    2.20    2.51
33     0.38    0.46    0.55    0.66    0.79    0.92    1.06    1.22    1.40    1.63    1.88    2.15    2.47    2.82
34     0.38    0.47    0.58    0.70    0.83    0.98    1.14    1.35    1.56    1.81    2.09    2.42    2.79    3.18
35     0.38    0.49    0.60    0.74    0.89    1.07    1.27    1.50    1.75    2.04    2.36    2.73    3.14    3.59
36     0.39    0.51    0.64    0.80    0.97    1.17    1.41    1.67    1.95    2.28    2.64    3.04    3.51    3.99
37     0.41    0.54    0.68    0.86    1.06    1.30    1.56    1.86    2.18    2.56    2.96    3.41    3.89    4.45
38     0.44    0.58    0.74    0.94    1.18    1.44    1.74    2.07    2.45    2.84    3.29    3.78    4.33    4.92
39     0.48    0.64    0.82    1.06    1.32    1.61    1.95    2.32    2.71    3.18    3.67    4.21    4.79    5.45
40     0.54    0.72    0.94    1.20    1.48    1.81    2.18    2.59    3.04    3.53    4.06    4.65    5.30    6.01
41     0.62    0.82    1.08    1.36    1.67    2.04    2.43    2.88    3.38    3.93    4.51    5.16    5.86    6.61
42     0.70    0.96    1.24    1.56    1.91    2.30    2.75    3.23    3.77    4.36    4.99    5.70    6.45    7.27
43     0.82    1.10    1.42    1.78    2.19    2.62    3.10    3.64    4.21    4.84    5.54    6.28    7.10    7.98
44     0.95    1.27    1.64    2.06    2.49    2.97    3.49    4.07    4.70    5.38    6.12    6.92    7.80    8.75
45     1.09    1.47    1.89    2.34    2.83    3.37    3.93    4.56    5.24    5.97    6.75    7.62    8.56    9.57
46     1.23    1.67    2.14    2.63    3.18    3.76    4.39    5.05    5.79    6.57    7.42    8.34    9.33   10.40
47     1.40    1.88    2.39    2.94    3.55    4.18    4.85    5.57    6.36    7.21    8.10    9.09   10.14   11.28
48     1.58    2.11    2.67    3.28    3.90    4.59    5.31    6.10    6.94    7.84    8.82    9.85   10.99   12.20
49     1.66    2.23    2.94    3.59    4.27    5.00    5.77    6.60    7.51    8.48    9.52   10.65   11.86   13.17

[2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday) (ages 0 - 49) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
  0.26    0.28    0.33    0.37    0.41    0.45    0.48     0.51     0.54     0.56     0.60  0.64      25
  0.28    0.32    0.36    0.40    0.44    0.48    0.51     0.54     0.56     0.59     0.62  0.68      26
  0.31    0.36    0.40    0.44    0.46    0.51    0.54     0.56     0.59     0.62     0.67  0.73      27
  0.34    0.38    0.42    0.46    0.49    0.53    0.56     0.59     0.62     0.67     0.72  0.77      28
  0.38    0.41    0.45    0.49    0.53    0.56    0.59     0.62     0.67     0.72     0.77  0.83      29
  0.41    0.45    0.48    0.53    0.56    0.59    0.62     0.67     0.72     0.77     0.83  0.86      30
  0.44    0.48    0.51    0.56    0.59    0.62    0.66     0.72     0.76     0.82     0.84  0.94      31
  0.47    0.51    0.54    0.59    0.62    0.66    0.72     0.76     0.82     0.84     0.92  1.00      32
  0.50    0.54    0.58    0.62    0.66    0.72    0.76     0.82     0.84     0.92     0.99  1.08      33
  0.53    0.58    0.62    0.66    0.70    0.76    0.82     0.84     0.92     0.99     1.07  1.17      34
  0.56    0.61    0.65    0.70    0.76    0.82    0.84     0.92     0.99     1.07     1.17  1.30      35
  0.61    0.65    0.69    0.74    0.82    0.84    0.92     0.98     1.06     1.15     1.28  1.40      36
  0.63    0.69    0.74    0.80    0.84    0.92    0.98     1.06     1.15     1.28     1.38  1.53      37
  0.67    0.74    0.80    0.84    0.92    0.98    1.06     1.15     1.28     1.38     1.50  1.60      38
  0.73    0.80    0.84    0.92    0.98    1.06    1.15     1.28     1.38     1.48     1.58  1.70      39
  0.78    0.84    0.92    0.98    1.06    1.15    1.28     1.37     1.47     1.57     1.69  1.80      40
  0.84    0.92    0.98    1.06    1.15    1.28    1.37     1.47     1.57     1.69     1.79  1.92      41
  0.92    0.98    1.06    1.15    1.28    1.37    1.47     1.57     1.69     1.79     1.91  2.07      42
  0.98    1.06    1.15    1.28    1.37    1.47    1.57     1.69     1.79     1.91     2.07  2.24      43
  1.06    1.15    1.28    1.37    1.47    1.57    1.69     1.79     1.91     2.07     2.24  2.45      44
  1.15    1.28    1.37    1.47    1.57    1.69    1.79     1.91     2.07     2.24     2.45  2.69      45
  1.25    1.36    1.46    1.57    1.68    1.79    1.91     2.07     2.24     2.45     2.69  2.96      46
  1.33    1.44    1.55    1.67    1.78    1.91    2.07     2.24     2.45     2.69     2.96  3.30      47
  1.41    1.52    1.63    1.77    1.91    2.07    2.24     2.45     2.69     2.96     3.30  3.74      48
  1.48    1.62    1.73    1.88    2.06    2.24    2.45     2.69     2.96     3.30     3.74  4.23      49
  1.56    1.71    1.85    2.02    2.23    2.45    2.69     2.96     3.30     3.74     4.23  4.77      50
  1.66    1.82    2.01    2.20    2.45    2.69    2.96     3.30     3.74     4.23     4.77  5.36      51
  1.78    1.97    2.18    2.42    2.69    2.96    3.30     3.74     4.23     4.77     5.36  6.00      52
  1.92    2.15    2.38    2.67    2.96    3.30    3.74     4.23     4.77     5.36     6.00  6.69      53
  2.10    2.35    2.66    2.96    3.30    3.74    4.23     4.77     5.36     6.00     6.69  7.43      54
  2.31    2.60    2.96    3.30    3.74    4.23    4.77     5.36     6.00     6.69     7.43  8.22      55
  2.57    2.92    3.30    3.74    4.23    4.77    5.36     6.00     6.69     7.43     8.22  9.06      56
  2.88    3.27    3.74    4.23    4.77    5.36    6.00     6.69     7.43     8.22     9.06  9.95      57
  3.23    3.69    4.19    4.77    5.36    6.00    6.69     7.43     8.22     9.06     9.95  10.81     58
  3.63    4.15    4.72    5.36    6.00    6.69    7.43     8.22     9.06     9.95    10.81  11.77     59
  4.09    4.68    5.31    6.00    6.69    7.43    8.22     9.06     9.95    10.81    11.77  12.76     60
  4.56    5.18    5.87    6.69    7.43    8.22    9.06     9.95    10.81    11.77    12.76  13.78     61
  5.05    5.72    6.46    7.43    8.15    9.06    9.95    10.81    11.77    12.76    13.78  14.94     62
  5.57    6.31    7.09    7.96    8.89    9.89   10.81    11.77    12.76    13.78    14.94  16.09     63
  6.14    6.93    7.77    8.68    9.67   10.73   11.72    12.76    13.78    14.94    16.09  17.30     64
  6.76    7.59    8.50    9.47   10.50   11.62   12.66    13.78    14.91    16.09    17.30  18.62     65
  7.44    8.33    9.29   10.31   11.40   12.57   13.69    14.87    16.09    17.30    18.62  20.03     66
  8.16    9.11   10.12   11.20   12.36   13.56   14.79    16.05    17.30    18.61    20.03  21.61     67
  8.94    9.95   11.03   12.18   13.38   14.65   15.94    17.24    18.57    20.00    21.58  23.35     68
  9.77   10.85   11.99   13.20   14.48   15.80   17.14    18.48    19.93    21.53    23.27  25.24     69
 10.64   11.79   13.02   14.30   15.63   17.01   18.36    19.82    21.44    23.19    25.13  27.35     70
 11.56   12.77   14.06   15.44   16.89   18.23   19.70    21.31    23.07    25.02    27.21  29.77     71
 12.51   13.80   15.18   16.64   18.20   19.55   21.17    22.94    24.88    27.07    29.58  32.44     72
 13.51   14.90   16.35   17.92   19.43   20.99   22.77    24.71    26.91    29.43    32.19  35.32     73
 14.58   16.06   17.63   19.32   20.90   22.55   24.44    26.69    29.20    31.98    35.01  38.47     74

                                   Exhibit II

2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday)
Issue                                                  Duration
Age      1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     1.75    2.50    3.21    3.88    4.60    5.37    6.20    7.10    8.06    9.12   10.23   11.46   12.76   14.17
51     1.87    2.84    3.53    4.20    4.96    5.76    6.65    7.60    8.64    9.76   10.97   12.29   13.71   15.24
52     1.98    3.20    3.86    4.54    5.30    6.14    7.06    8.08    9.21   10.43   11.73   13.15   14.70   16.37
53     2.13    3.47    4.20    4.87    5.65    6.53    7.50    8.58    9.78   11.11   12.53   14.09   15.78   17.60
54     2.27    3.76    4.56    5.23    6.02    6.93    7.98    9.13   10.41   11.83   13.40   15.12   16.97   19.00
55     2.40    4.08    4.96    5.63    6.46    7.40    8.50    9.72   11.11   12.67   14.38   16.27   18.32   20.54
56     2.63    4.30    5.29    5.98    6.82    7.81    8.97   10.28   11.79   13.47   15.34   17.41   19.67   22.16
57     2.72    4.53    5.64    6.35    7.25    8.30    9.54   10.96   12.58   14.40   16.43   18.71   21.22   23.96
58     2.75    4.78    5.99    6.76    7.73    8.87   10.20   11.76   13.51   15.51   17.71   20.19   22.95   25.99
59     2.91    4.97    6.36    7.20    8.22    9.49   10.94   12.64   14.56   16.76   19.20   21.92   24.95   28.27
60     3.00    5.15    6.70    7.60    8.74   10.13   11.75   13.62   15.75   18.18   20.87   23.86   27.20   30.85
61     3.07    5.34    7.01    7.99    9.25   10.78   12.57   14.65   17.05   19.75   22.74   26.07   29.73   33.79
62     3.24    5.51    7.31    8.35    9.71   11.41   13.41   15.74   18.42   21.44   24.79   28.49   32.60   37.09
63     3.55    5.69    7.56    8.67   10.14   12.01   14.24   16.86   19.87   23.29   27.05   31.21   35.79   40.78
64     3.89    7.13    7.83    8.98   10.57   12.62   15.11   18.05   21.44   25.27   29.50   34.18   39.29   44.86
65     4.32    7.42    8.09    9.29   11.02   13.27   16.03   19.32   23.12   27.47   32.20   37.44   43.14   49.34
66     4.44    7.77    8.40    9.64   11.49   13.93   16.96   20.57   24.76   29.50   34.74   40.49   46.75   53.54
67     4.48    8.14    8.74   10.06   12.06   14.73   18.05   22.00   26.57   31.75   37.50   43.79   50.65   58.03
68     4.97    8.53    9.18   10.61   12.78   15.70   19.33   23.65   28.64   34.26   40.52   47.39   54.85   62.81
69     5.49    8.96    9.70   11.28   13.69   16.88   20.84   25.53   30.93   37.02   43.83   51.23   59.31   67.67
70     6.04    9.43   10.31   12.09   14.77   18.29   22.62   27.72   33.57   40.10   47.41   55.43   64.02   71.97
71     6.73    9.96   11.04   13.08   16.09   19.96   24.69   30.20   36.46   43.43   51.28   59.85   69.06   76.47
72     9.91   10.53   11.89   14.26   17.62   21.89   27.03   33.00   39.68   47.06   55.46   64.53   74.25   81.13
73    10.48   11.21   12.89   15.65   19.41   24.11   29.68   36.04   43.16   50.93   59.85   69.45   79.63   84.52
74    11.10   12.04   14.12   17.29   21.48   26.63   32.62   39.42   46.93   55.04   64.43   74.54   84.25   86.41
75    11.76   13.10   15.61   19.22   23.85   29.42   35.83   43.03   50.87   59.32   69.19   79.74   85.59   95.85
76    12.80   14.61   17.64   21.81   27.00   33.19   40.24   48.05   56.56   65.71   76.26   84.77   93.96   98.92
77    14.25   16.56   20.12   24.87   30.69   37.47   45.15   53.62   62.83   72.62   83.99   92.00   98.56  110.66
78    16.20   19.05   23.15   28.45   34.89   42.32   50.61   59.77   69.62   80.18   90.15   98.27  109.58  119.44
79    16.77   22.14   26.82   32.68   39.70   47.74   56.68   66.52   77.08   88.29   97.93  108.49  118.68  129.11
80    17.65   25.98   31.15   37.57   45.14   53.85   63.39   73.84   85.07   96.99  107.43  117.93  128.64  139.54
81    19.71   30.61   36.27   43.20   51.33   60.57   70.74   81.85   93.76  106.39  117.14  128.04  139.15  151.49
82    22.17   36.08   42.17   49.59   58.25   68.01   78.76   90.49  102.98  116.31  127.41  138.76  151.06  162.74
83    24.58   41.11   48.94   56.78   65.87   76.21   87.43   99.70  112.91  126.92  138.33  150.64  162.58  176.12
84    28.58   48.28   56.58   64.75   74.31   85.07   96.79  109.62  123.33  137.99  150.06  162.27  175.78  190.38
85    34.59   56.37   63.65   73.57   83.45   94.62  106.81  120.04  134.45  149.60  162.06  175.30  189.63  205.35
86    45.77   62.50   72.82   83.15   93.33  106.43  117.47  131.18  146.00  161.90  174.86  188.94  205.35  225.03
87    50.17   72.07   82.82   93.21  106.14  117.14  128.63  142.77  158.09  174.56  188.37  203.17  221.49  245.56
88    63.59   82.56   93.06  105.80  116.83  128.40  140.38  154.89  170.68  187.70  202.23  217.94  238.30  263.53
89    79.03   92.98  105.46  116.54  128.21  140.21  152.79  167.66  183.75  201.29  216.58  233.49  255.83  282.50
90    92.83  105.03  116.25  127.89  140.03  152.60  165.59  180.78  197.26  215.12  231.40  249.35  280.10  301.65
91   104.69  115.97  127.68  139.79  152.34  165.32  180.31  194.17  211.00  229.54  246.67  272.37  296.00  321.18
92   115.68  127.46  139.67  152.21  165.03  179.88  193.81  208.12  225.10  244.10  265.22  288.01  312.16  342.04
93   127.25  139.44  151.94  164.74  179.40  193.29  207.46  222.24  239.52  258.98  280.43  303.63  332.56  363.64
94   139.20  151.81  164.45  178.92  192.76  206.97  221.58  236.68  254.25  273.87  295.88  323.66  353.69  385.97
95   151.55  164.16  178.44  192.41  206.59  220.96  235.76  251.15  269.23  289.27  315.66  344.42  375.54  409.03
96   163.87  177.64  191.89  206.02  220.34  235.09  250.36  266.09  284.17  308.92  336.16  365.90  398.12  432.83
97   176.52  190.84  205.45  219.72  234.19  249.64  265.15  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   189.44  204.11  219.09  233.29  248.91  264.63  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   202.40  217.44  232.62  248.18  263.85  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63
100  215.36  230.77  246.15  263.07  278.79  295.55  320.39  341.94  366.5   394.08  424.68  458.3   494.95  534.63

[2001 Valuation Basic Table -- Female -- Smoker -- 1000qx (Age Nearest Birthday) (ages 50 - 100) chart continued on this page]
                                                                                                     Att
   15      16      17      18      19      20      21       22       23       24       25  Ultimate  Age
 15.70   17.29   19.00   20.82   22.51   24.18   26.42    28.91    31.64    34.64    37.92  41.62     75
 16.89   18.63   20.48   22.46   23.94   26.15   28.61    31.32    34.26    37.51    41.05  45.06     76
 18.17   20.07   22.12   23.69   25.88   28.34   31.02    33.91    37.10    40.60    44.41  48.75     77
 19.58   21.67   23.44   25.62   28.04   30.71   33.62    36.71    40.15    43.91    48.03  52.71     78
 21.17   23.19   25.37   27.76   30.43   33.33   36.44    39.73    43.45    47.49    51.95  57.00     79
 22.96   25.10   27.49   30.13   33.04   36.19   39.50    42.98    46.98    51.36    56.14  61.60     80
 24.85   27.22   29.87   32.77   35.92   39.28   42.82    46.59    50.90    55.60    60.73  68.21     81
 26.95   29.58   32.48   35.67   39.08   42.68   46.56    50.74    55.13    60.18    65.64  75.39     82
 29.31   32.19   35.40   38.85   42.54   46.50   50.54    54.99    59.70    65.08    70.94  82.33     83
 31.93   35.13   38.62   42.41   46.44   50.37   54.81    59.55    64.64    70.37    76.65  89.79     84
 34.88   38.43   42.27   46.38   50.18   54.63   59.35    64.43    69.76    75.77    82.28  97.26     85
 38.21   42.12   46.32   50.01   54.45   59.15   64.21    69.52    75.61    81.48    89.55  103.32    86
 41.98   46.27   49.85   54.27   58.95   64.00   69.28    75.45    81.25    88.99    95.39  113.27    87
 46.19   49.68   54.09   58.80   63.82   69.05   75.30    80.97    88.49    94.77   101.91  123.15    88
 49.51   53.91   58.60   63.61   68.81   75.14   80.68    87.93    94.23   101.24   108.73  133.05    89
 53.73   58.40   63.39   68.57   74.99   80.46   87.37    93.61   100.56   108.57   116.37  140.84    90
 58.20   63.22   68.34   74.83   80.17   86.81   93.07    99.82   108.07   115.83   124.06  141.74    91
 63.00   68.10   74.68   79.89   86.31   92.45   99.14   107.33   115.20   123.37   132.07  148.21    92
 67.91   73.90   79.60   85.75   91.90   98.47  106.60   114.39   122.58   131.32   140.94  159.17    93
 72.96   78.69   84.81   91.29   97.79  105.69  113.49   121.70   130.45   140.35   150.04  173.34    94
 77.61   83.69   90.20   97.12  104.54  112.41  121.01   130.13   139.76   149.52   159.59  195.42    95
 82.44   88.90   95.85  103.15  111.06  119.43  128.94   139.17   149.00   159.16   172.24  215.44    96
 84.80   94.35  101.67  109.53  117.85  126.67  137.16   148.48   158.88   171.15   185.85  235.59    97
 87.24   99.95  107.74  115.98  124.84  134.20  145.89   158.45   170.06   183.80   202.91  234.92    98
 97.90  105.76  113.91  122.68  132.07  142.00  154.90   168.97   181.75   200.85   218.88  243.25    99
 99.28  112.83  121.92  131.48  141.61  154.33  164.30   179.88   196.92   215.60   236.03  258.65   100
111.74  121.06  130.88  141.22  153.91  163.98  179.02   195.80   214.16   234.24   256.19  279.94   101
120.30  130.29  140.83  153.48  163.83  178.51  195.05   213.14   233.11   254.71   278.05  303.22   102
129.70  140.44  152.91  163.67  178.17  194.30  212.52   232.22   253.48   276.70   301.75  328.08   103
140.05  152.48  163.36  177.83  193.74  211.50  231.54   252.74   275.89   300.56   327.11  354.91   104
152.06  163.21  177.32  192.99  210.47  229.97  252.25   275.08   299.97   326.78   354.91  388.35   105
162.89  176.97  192.25  209.45  228.40  250.04  274.81   299.68   326.46   354.91   388.35  422.59   106
176.46  191.69  208.22  226.83  247.82  271.85  299.09   326.14   354.91   388.35   422.59  457.63   107
190.94  207.19  225.48  246.59  270.23  296.72  325.81   354.91   388.35   422.59   457.63  492.87   108
206.17  225.03  246.59  270.23  296.13  324.52  354.91   388.35   422.59   457.63   492.87  529.51   109
225.03  246.59  270.23  296.13  324.52  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
246.59  270.23  296.13  324.52  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
270.23  296.13  324.52  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
290.40  318.94  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
310.35  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00
577.32  623.04  671.8   723.56  778.36  836.17  897

                           2001 Valuation Basic Table -- Ultimate Only -- 1000qx (Age Nearest Birthday)

Attained            Male                         Female              Attained            Male                         Female
  Age    Composite Nonsmoker Smoker  Composite Nonsmoker Smoker        Age    Composite Nonsmoker Smoker  Composite Nonsmoker Smoker
   0        0.90                        0.41                            60        8.68     7.76    14.92      7.00     6.41    12.76
   1        0.49                        0.28                            61        9.67     8.67    16.46      7.60     6.97    13.78
   2        0.32                        0.19                            62       10.88     9.80    18.34      8.24     7.58    14.94
   3        0.20                        0.13                            63       12.24    11.07    20.43      8.91     8.21    16.09
   4        0.14                        0.12                            64       13.66    12.40    22.56      9.64     8.90    17.30
   5        0.14                        0.12                            65       15.15    13.80    24.65     10.44     9.66    18.62
   6        0.15                        0.12                            66       16.63    15.21    26.65     11.31    10.50    20.03
   7        0.15                        0.14                            67       18.11    16.63    28.57     12.27    11.42    21.61
   8        0.15                        0.14                            68       19.71    18.16    30.59     13.33    12.45    23.35
   9        0.16                        0.14                            69       21.33    19.73    32.57     14.49    13.58    25.24
  10        0.16                        0.15                            70       23.27    21.65    34.99     15.80    14.84    27.35
  11        0.20                        0.16                            71       25.44    23.80    37.64     17.31    16.29    29.77
  12        0.26                        0.20                            72       28.38    26.68    41.30     18.97    17.91    32.44
  13        0.31                        0.23                            73       31.43    29.70    44.96     20.79    19.67    35.32
  14        0.39                        0.26                            74       34.61    32.86    48.63     22.79    21.60    38.47
  15        0.53                        0.28                            75       38.14    36.32    52.92     24.97    23.75    41.62
  16        0.66     0.66     0.70      0.31     0.31     0.33          76       41.96    40.08    57.47     27.36    26.10    45.06
  17        0.78     0.77     0.88      0.33     0.33     0.37          77       46.42    44.47    62.74     29.98    28.69    48.75
  18        0.85     0.83     1.01      0.35     0.34     0.41          78       51.64    49.61    68.86     32.86    31.55    52.71
  19        0.89     0.85     1.11      0.37     0.36     0.45          79       57.67    55.56    75.84     36.01    34.64    57.00
  20        0.90     0.85     1.17      0.38     0.36     0.45          80       64.23    62.05    83.27     39.46    38.08    61.60
  21        0.90     0.85     1.22      0.39     0.37     0.51          81       71.70    69.45    91.60     44.32    42.85    68.21
  22        0.91     0.85     1.28      0.40     0.38     0.54          82       79.41    77.12    99.95     49.73    48.24    75.39
  23        0.92     0.85     1.34      0.40     0.38     0.56          83       87.67    85.36   108.66     55.11    53.57    82.33
  24        0.93     0.85     1.41      0.41     0.39     0.60          84       96.80    94.49   118.11     61.04    59.45    89.79
  25        0.95     0.86     1.49      0.42     0.39     0.64          85      107.06   104.68   129.28     67.64    66.09    97.26
  26        0.99     0.89     1.57      0.44     0.41     0.68          86      118.42   115.99   141.51     73.54    72.00   103.32
  27        1.03     0.93     1.66      0.47     0.44     0.73          87      130.79   128.32   154.63     82.62    81.13   113.27
  28        1.02     0.91     1.66      0.49     0.45     0.77          88      143.99   141.51   168.39     92.11    90.64   123.15
  29        0.99     0.88     1.64      0.52     0.48     0.83          89      157.86   155.38   182.58    102.19   100.76   133.05
  30        0.97     0.86     1.62      0.53     0.49     0.86          90      172.25   169.81   196.98    111.16   109.94   140.84
  31        0.95     0.84     1.61      0.57     0.52     0.94          91      185.54   183.19   209.75    115.05   114.02   141.74
  32        0.94     0.83     1.61      0.60     0.55     1.00          92      199.31   197.07   222.69    123.82   122.83   148.21
  33        0.95     0.84     1.65      0.64     0.58     1.08          93      213.73   211.63   235.97    137.10   136.28   159.17
  34        0.97     0.85     1.71      0.69     0.63     1.17          94      228.89   226.96   249.66    154.08   153.46   173.34
  35        0.99     0.87     1.75      0.76     0.69     1.30          95      244.81   242.98   264.85    175.58   174.88   195.42
  36        1.04     0.91     1.85      0.81     0.73     1.40          96      259.01   257.32   277.90    195.67   195.08   215.44
  37        1.09     0.95     1.95      0.88     0.80     1.53          97      274.03   272.49   291.56    216.53   215.88   235.59
  38        1.17     1.02     2.10      0.92     0.83     1.60          98      289.92   288.55   305.86    218.32   217.88   234.92
  39        1.25     1.09     2.25      0.97     0.87     1.70          99      306.74   305.55   320.83    228.83   228.37   243.25
  40        1.34     1.16     2.43      1.02     0.92     1.80          100     324.53   323.54   336.48    246.10   245.85   258.65
  41        1.46     1.26     2.66      1.08     0.97     1.92          101     343.35   342.58   352.85    269.69   269.42   279.94
  42        1.61     1.39     2.94      1.16     1.04     2.07          102     363.27   362.74   369.99    295.54   295.54   303.22
  43        1.78     1.53     3.27      1.25     1.12     2.24          103     384.34   384.06   387.90    323.87   323.87   328.08
  44        1.99     1.71     3.67      1.36     1.21     2.45          104     406.63   406.63   406.63    354.91   354.91   354.91
  45        2.22     1.91     4.09      1.49     1.33     2.69          105     430.21   430.21   430.21    388.35   388.35   388.35
  46        2.44     2.10     4.48      1.64     1.47     2.96          106     455.16   455.16   455.16    422.59   422.59   422.59
  47        2.68     2.31     4.91      1.83     1.64     3.30          107     481.56   481.56   481.56    457.63   457.63   457.63
  48        2.81     2.42     5.13      2.04     1.83     3.74          108     509.49   509.49   509.49    492.87   492.87   492.87
  49        2.96     2.55     5.39      2.28     2.04     4.23          109     539.05   539.05   539.05    529.51   529.51   529.51
  50        3.17     2.74     5.77      2.55     2.29     4.77          110     570.31   570.31   570.31    566.95   566.95   566.95
  51        3.43     2.97     6.24      2.85     2.56     5.36          111     603.39   603.39   603.39    603.00   603.00   603.00
  52        3.79     3.29     6.88      3.19     2.88     6.00          112     638.38   638.38   638.38    638.00   638.00   638.00
  53        4.20     3.65     7.62      3.56     3.22     6.69          113     675.41   675.41   675.41    670.00   670.00   670.00
  54        4.72     4.11     8.55      3.95     3.58     7.43          114     714.58   714.58   714.58    714.50   714.50   714.50
  55        5.34     4.68     9.60      4.37     3.96     8.22          115     756.03   756.03   756.03    756.00   756.00   756.00
  56        5.99     5.26    10.67      4.85     4.41     9.06          116     799.88   799.88   799.88    799.00   799.00   799.00
  57        6.68     5.89    11.80      5.36     4.88     9.95          117     846.27   846.27   846.27    846.00   846.00   846.00
  58        7.24     6.41    12.67      5.91     5.39    10.81          118     895.36   895.36   895.36    889.48   889.48   889.48
  59        7.89     7.02    13.68      6.44     5.89    11.77          119     947.29   947.29   947.29    933.63   933.63   933.63
                                                                        120    1000.00  1000.00  1000.00   1000.00  1000.00  1000.00

                                  Exhibit IIA

                Rider and Miscellaneous Premiums and Allowances
AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================
Policy Fees:
------------
There are no policy fees.

Flat Extra Reinsurance Premiums (as coinsurance allowances):
------------------------------------------------------------
Flat extra will be the flat extra premium charged the insured (direct premium) less the coinsurance allowances below.

Temporary Flat Extra ([*] years or less) coinsurance allowance:
     [*] all years

Permanent flat extra (more than [*] years) coinsurance allowance:
     First year: [*]
     Renewal years: [*]


Substandard Premiums:
---------------------
Substandard premiums are standard premiums increased [*] per Table.

Total Disability Rider:
-----------------------
reinsured on a YRT basis using these factors as a percentage of the direct premiums
Year one: [*]
Renewal years: [*]

Guaranteed Insurability Rider (GIR):
------------------------------------
Year one: [*]
Renewal years: [*]

Scheduled Increase Rider:
-------------------------
Year one: [*]
Renewal years: [*]

Treaty Reference #: 200812.4           29

                                  Exhibit IIB

                             Percentages of Premium

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================

Percentages for non-Rate Capacity face amounts:

Year one: [*]

Renewals (years 2+): below

Advisor VUL and Excel Performance VUL
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
Issue   Gender   Preferred   Preferred NT   Select NT   Standard NT   Preferred TB   Standard TB
Age              Plus NT
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
0-70    Male         [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
0-70    Female       [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
71-80   Male         [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
71-80   Female       [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------

Percentages for over rate capacity face amounts:

Apply all years (1+)

Advisor VUL and Excel Performance VUL
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
Issue   Gender   Preferred   Preferred NT   Select NT   Standard NT   Preferred TB   Standard TB
Age              Plus NT
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
0-60    Male         [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
0-60    Female       [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
61-70   Male         [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
61-70   Female       [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
71-80   Male         [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------
71-80   Female       [*]           [*]          [*]          [*]            [*]          [*]
------- -------- ----------- -------------- ----------- ------------- -------------- -----------

Treaty Reference #: 200812.4           30

                                  Exhibit III

                                Reporting Layout

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================






Treaty Reference #: 200812.4           31

                                  EXHIBIT III
                          EXTRACT RECORD LAYOUTS

                                      [*]

                              Proprietary Material

                                   Exhibit IV

                  Guaranteed Insurability Rider premium table

AMERITAS LIFE INSURANCE CORP.                              Treaty #: 200812.4
================================================================================





Treaty Reference #: 200812.4           32

               EXHIBIT IV

               DISABILITY COIR

                         [*]